As filed with the Securities and Exchange Commission
                            On October 31, 2006

                                                              File No. 333-26229
                                                                       811-08201

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 14          X

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 16                  X

                 ALLIANCEBERNSTEIN GREATER CHINA '97 FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                1345 Avenue of the Americas, New York, N.Y. 10105
               (Address of Principal Executive Office) (Zip Code)

              (Registrant's Telephone Number, including Area Code)
                                 (800) 221-5672

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                1345 Avenue of the Americas, New York, N.Y. 10105
                     (Name and address of Agent for Service)


                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005

 It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on November 1, 2006 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  ALLIANCEBERNSTEIN(R) GREATER CHINA '97 FUND

                                  Prospectus

                               November 1, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.


Investment Products Offered
(greater than) Are Not FDIC Insured
(greater than) May Lose Value
(greater than) Are Not Bank Guaranteed

                               TABLE OF CONTENTS


   RISK/RETURN SUMMARY...................................................  3

   FEES AND EXPENSES OF THE FUND.........................................  7

   INVESTING IN THE FUND.................................................  9

         How To Buy Shares...............................................  9
         The Different Share Class Expenses.............................. 11
         Sales Charge Reduction Programs................................. 13
         CDSC Waivers and Other Programs................................. 16
         Special Distribution Arrangements for Group Retirement Plans.... 17
         The "Pros" and "Cons" of Different Share Classes................ 18
         Payments to Financial Advisors and Their Firms.................. 19
         How To Exchange Shares.......................................... 22
         How To Sell or Redeem Shares.................................... 22
         Frequent Purchase and Redemptions of Fund Shares................ 24
         How The Fund Values Its Shares.................................. 26

   GLOSSARY.............................................................. 28

   DESCRIPTION OF THE FUND............................................... 30

         Investment Objective and Principal Policies and Risks........... 30
         Description of Additional Investment Practices.................. 33
         Additional Risk Considerations.................................. 42

   MANAGEMENT OF THE FUND................................................ 44

   LEGAL PROCEEDINGS..................................................... 45

   DIVIDENDS, DISTRIBUTIONS AND TAXES.................................... 50

   CONVERSION FEATURE.................................................... 52

   GENERAL INFORMATION................................................... 53

   FINANCIAL HIGHLIGHTS.................................................. 54

   APPENDIX A HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION............ 56

The Fund's investment adviser is AllianceBernstein L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds.

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                              RISK/RETURN SUMMARY

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      The following is a summary of certain key information about
AllianceBernstein Greater China '97 Fund. This Summary describes the Fund's objective, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

      A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund may at times use certain types of investment derivatives such as options, futures and forwards. The use of these techniques involves special risks that are discussed in this Prospectus.

      Other important things for you to note:

     .   You may lose money by investing in the Fund.

     . An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


Objective


      The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.


Principal Investment Strategies

      Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of July 31, 2006, the Fund had approximately 60.3% of its net assets invested in securities of Hong Kong companies.

Principal Risks


      Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from those of U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate risk and credit risk.

Performance Table and Bar Chart

      The information below includes a table that shows the Fund's average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

   . how the Fund's average annual returns, before and (for Class A shares) after taxes, for one year, five years, and since inception compared to those of a broad-based securities market index; and

   .   changes in the Fund's performance from year to year since inception.

      The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

Performance Table

Average Annual Total Returns*
(For the periods ended December 31, 2005)

                                          1 Year 5 Years Since Inception**
                                          ------ ------- -----------------
      Class A***     Return Before Taxes   0.70%  7.15%         3.10%

                     Return After Taxes
                     on Distributions      0.66%  7.03%         2.99%

                     Return After Taxes
                     on Distributions and
                     Sale of Fund Shares   0.63%  6.13%         2.61%

      Class B        Return Before Taxes   0.39%  7.29%         2.89%

      Class C        Return Before Taxes   3.40%  7.26%         2.82%

      Advisor Class  Return Before Taxes   5.58%  8.46%         3.94%

      MSCI           (reflects no
      Golden Dragon  deduction for fees,
      Index (Gross)  expenses, or taxes)  10.27%  6.08%        -0.27%

      MSCI           (reflects no
      Golden Dragon  deduction for fees,
      Index (Net)+ # expenses, or taxes)   9.86%  5.86%          N/A

------------------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Date for all Classes is 9/3/97.
***After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios; -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The MSCI Golden Dragon Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.
# The information in the MSCI Golden Dragon Index (Net) shows how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Bar Chart


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2006, the year-to-date unannualized return for Class A shares was 30.19%.


                                    [CHART]

  1996   1997    1998    1999     2000     2001     2002    2003   2004   2005
  ----   ----    ----    ----     ----     ----     ----    ----   ----   ----
  n/a     n/a   -8.02   82.87   -24.33   -11.93   -15.22   81.12   3.74   5.14

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.31%, 4th quarter, 1999; and Worst Quarter was down -28.31%, 3rd quarter, 2001.

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                         FEES AND EXPENSES OF THE FUND

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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                            Class A Shares Class B Shares Class C Shares Advisor Class
                                            -------------- -------------- -------------- -------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of offering
price)                                      4.25%(a)       None           None           None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or redemption proceeds, whichever is
lower)                                      None           4.0%(a)*       1.0%(a)**      None

Exchange Fee                                None           None           None           None

---------------
(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Fund, CDSC Waivers and Other Programs" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

** For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                              Operating Expenses

                                    Class A Class B Class C Advisor Class
                                    ------- ------- ------- -------------
      Management fees                 .75%    .75%    .75%       .75%
      Distribution (12b-1) fees       .30%   1.00%   1.00%      None
      Other expenses
         Transfer Agent               .21%    .25%    .22%       .21%
         Other Expenses               .88%    .89%    .90%       .89%
      Total other expenses           1.09%   1.14%   1.12%      1.10%
                                    ------- ------- -------    -------
      Total fund operating expenses  2.14%   2.89%   2.87%      1.85%
                                    ======= ======= =======    =======
      Waiver and/or expense
        reimbursement (a)            (.15)%  (.15)%  (.16)%     (.16)%
                                    ------- ------- -------    -------
      Net expenses                   1.99%   2.74%   2.71%      1.69%
                                    ======= ======= =======    =======

---------------

(a)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                   Examples
                                   --------


                  Class A Class B+ Class B++ Class C+ Class C++ Advisor Class
                  ------- -------- --------- -------- --------- -------------
   After 1  Yr.   $  618   $  677   $  277    $  374   $  274      $  172
   After 3  Yrs.* $1,053   $1,081   $  881    $  874   $  874      $  566
   After 5  Yrs.* $1,512   $1,510   $1,510    $1,499   $1,499      $  986
   After 10 Yrs.* $2,781   $3,026   $3,026    $3,184   $3,184      $2,156


---------------
+ Assumes redemption at the end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.
++ Assumes no redemption at end of period and, with respect to shares held for
   10 years, conversion of Class B shares to Class A shares after eight years.
* These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

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                             INVESTING IN THE FUND

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      This section discusses how to buy, sell or redeem, or exchange different classes of shares in the Fund that are offered in this Prospectus. The Fund offers four classes of shares through this Prospectus.

      Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Fund and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES

Class A, Class B and Class C Shares

      You may purchase the Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums
-------------------------------

Minimums:*

--Initial:           $2,500
--Subsequent:        $   50

*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

      Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

      If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares

      You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

  . through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

  . through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

  . by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Retirement and Employee Benefit Plans

      Special eligibility rules apply to some retirement and employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

  .   Traditional and ROTH IRAs (the minimums listed in the table above apply);

  .   SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

  . all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets of $1,000,000 or more;

  . AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

  .   AllianceBernstein-sponsored group retirement plans;

  . AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans; and

  . certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

      Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

      Class C shares are available to:

  . AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees; and

  .   group retirement plans with plan assets of less than $1,000,000.

Required Information

      The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

      The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General

      ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

      This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of the Prospectus.


Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fee


      The Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


                              Distribution and/or Service (Rule
                               12b-1) Fee (as a Percentage of
                             Aggregate Average Daily Net Assets)
                             -----------------------------------
               Class A                       .30%
               Class B                      1.00%
               Class C                      1.00%
               Advisor Class                None


      Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares--Initial Sales Charge Alternative

      You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%.

Class B Shares--Deferred Sales Charge Alternative

      You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                           Year Since Purchase  CDSC
                           -------------------  ----
                           First                4.0%
                           Second               3.0%
                           Third                2.0%
                           Fourth               1.0%
                           Fifth and thereafter None

      If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.


      Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

      You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

      Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?

  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class Shares--Fee Based Program Alternative

      You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

      This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to the Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

      Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US

Investors & Financial Advisors" then "Investment Insights - Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in the Fund's SAI.

Required Shareholder Information and Records

      In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

  .   all of the shareholder's accounts at the Fund or a financial intermediary;

  .   any account of the shareholder at another financial intermediary; and

  . accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

                         ------------------------------
                           You Can Reduce Sales Charges
                            When Buying Class A Shares
                         ------------------------------

Breakpoints or Quantity Discounts Offered by the Fund

      The Fund offers investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

      Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of the Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

      The sales charge schedule of Class A share Quantity Discounts is as follows:

                                            Initial Sales Charge
                                            --------------------
                                            as % of
                                              Net      as % of
                                             Amount    Offering
                  Amount Purchased          Invested    Price
                  ----------------          --------    -----
                  Up to $100,000...........   4.44%      4.25%
                  $100,000 up to $250,000..   3.36       3.25
                  $250,000 up to $500,000..   2.30       2.25
                  $500,000 up to $1,000,000   1.78       1.75
                  $1,000,000 and above.....   0.00       0.00

Rights of Accumulation

      To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of the Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

      A shareholder may qualify for a Quantity Discount by combining purchases of shares of the Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

  . an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

  . a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

  .   the employee benefit plans of a single employer; or

  . any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent

      An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Fund offers a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs

      Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following
AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV

      The Fund may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:

  .   all AllianceBernstein-sponsored group retirement plans;

  .   group retirement plans;

  . AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

  . investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

  . present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

  . officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

  . persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

                   -----------------------------------------
                     Here Are Some Ways To Avoid Or Minimize
                             Charges On Redemption
                   -----------------------------------------

CDSC Waivers

      The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

  .   permitted exchanges of shares;

  .   following the death or disability of a shareholder;


  . if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2;

  . if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or


  . if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program

      Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan

      A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program

      The Automatic Investment Program allows investors to purchase Fund shares through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see the Fund's SAI for more details.

Reinstatement Privilege

      A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan

      The Fund offers a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS
FOR GROUP RETIREMENT PLANS

      The Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and the Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and the Fund's SAI. The Plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

      Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein-sponsored group retirement plan terminates the Fund as an investment option, all investments in Class A shares of the Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

      Class C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

      The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

      Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

      Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

      Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Choosing a Class of Shares for Group Retirement Plans

      Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

Other

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

    You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

      Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

      In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


      In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

      In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

      In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions
  - 12b-1 fees
  - additional distribution support
  - defrayal of costs for educational seminars and training
  - payments related to providing shareholder record-keeping and/or transfer agency services

  Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

      In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


      For 2006, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2005, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.


      A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

      The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund - Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Operating Expenses" in the Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

      As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

      A.G. Edwards
      AIG Advisor Group
      Ameriprise Financial Services
      AXA Advisors
      Banc of America
      Bank One Securities Corp.
      BNY Investment Center
      Charles Schwab
      Chase Investment Services
      Citicorp Investment Services
      Citigroup Global Markets

      Commonwealth Financial Network

      Donegal Securities
      Independent Financial Marketing Group
      ING Advisors Network
      Lincoln Financial Advisors
      Linsco/Private Ledger
      McDonald Investments
      Merrill Lynch
      Met Life Securities
      Morgan Stanley
      Mutual Service Corporation
      National Financial
      PFS Investments
      Piper Jaffray
      Raymond James

      RBC Dain Rauscher
      Robert W. Baird
      Securities America
      Signator Investments
      UBS AG
      UBS Financial Services
      Uvest Financial Services
      Wachovia Securities
      Wells Fargo Investments

      Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

      You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

      You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.


Selling Shares Through Your Broker or Other Financial Advisor


      Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund

By Mail

..   Send a signed letter of instruction or stock power, along with certificates, to:

                   AllianceBernstein Investor Services, Inc.
                                P.O. Box 786003
                          San Antonio, TX 78278-6003

..   For certified or overnight deliveries, send to:

                   AllianceBernstein Investor Services, Inc.
                            8000 IH 10 W, 4th floor
                             San Antonio, TX 78230

..   For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone

..   You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..   For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..   ABIS must receive and confirm a telephone redemption request by 4:00 p.m.,
    Eastern time, for you to receive that day's NAV, less any applicable CDSC.

..   If you have selected electronic funds transfer in your Subscription
    Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..   Redemption requests by electronic funds transfer or check may not exceed
    $100,000 per Fund account per day.

..   Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASE AND REDEMPTIONS OF FUND SHARES

      The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

      Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


      Because the Fund invests in foreign securities, it may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.


      A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Fund may be adversely affected by price arbitrage because it invests in, among other things, small cap and relatively illiquid securities.

      Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     . Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     . Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     . Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

      Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

      Limitations on Ability to Detect and Curtail Excessive Trading
Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUND VALUES ITS SHARES

      The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

      The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

      The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

      Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

      Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

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                                   GLOSSARY

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This Prospectus uses the following terms:


Types of Securities

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.


Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.


Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets at more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

Types of Companies

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country,
(ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Rating Agencies and Indexes

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's (including Baa1, Baa2 and Baa3) or BBB and above by S&P or Fitch (including BBB+ and BBB-), or determined by the Adviser to be of equivalent quality.

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa3 or higher by Moody's or AA- or higher by S&P.

S&P is Standard & Poor's Ratings Services.

Other

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Net assets means the Fund's net assets plus any borrowings for investment purposes.

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                            DESCRIPTION OF THE FUND

--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note that:

     . Additional discussion of the Fund's investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

     . Additional descriptions of the Fund's strategies, investments and risks may be found in the Fund's Statement of Additional Information or SAI.

     . The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote.

INVESTMENT OBJECTIVE AND PRINCIPAL POLICIES AND RISKS

Investment Objective

      The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

Principal Policies

      The Fund seeks long-term capital appreciation through investment, under normal circumstances, of at least 80% of its net assets in equity securities issued by Greater China companies. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.


      The Adviser believes that over the long term conditions are favorable for expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging Greater China companies. The Fund's SAI has additional information about the Greater China countries.


      In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will normally sell a security that is downgraded below investment grade or is determined by the Adviser to have undergone a similar credit quality deterioration.

      The Fund also may:

     .   invest in convertible securities;

     .   invest in rights or warrants;

     . invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

     . invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

     . invest up to 20% of its net assets in loans and other direct debt securities;

     . write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

     . enter into the purchase or sale of futures contracts on fixed-income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on futures contracts;

     . purchase and write put and call options on foreign currencies for hedging purposes;

     .   purchase or sell forward contracts;

     . enter into interest rate swaps and purchase or sell interest rate caps and floors;

     .   enter into forward commitments;

     .   enter into standby commitment agreements;

     .   enter into currency swaps for hedging purposes;

     . make short sales of securities or maintain a short position, in each case only if against the box;

     .   invest in the securities of other investment companies;

     .   enter into repurchase agreements for U.S. Government securities; and

     .   make secured loans of portfolio securities.

      All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

      The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value.

Principal Risks

      Among the principal risks of investing in the Fund are:

     . Market Risk This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

     . Foreign Risk This is the risk of investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment.

     . Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments. Investments in foreign securities are subject to this risk.

     . Country or Geographic Risk This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on the Fund's net asset value.

     . Interest Rate Risk This is the risk that changes in interest rates will affect the value of the Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to investments in fixed-income securities.

     . Credit Risk This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to investments in fixed-income securities.

     . Management Risk The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended results.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

      This section describes the Fund's investment practices and the risks associated with these practices. Unless otherwise noted, the Fund's use of any of these practices was specified in the previous section.

      Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

      Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

      Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

      A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

      Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities.
The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

      Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

      When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but the Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

      The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

      Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

      Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

      The Fund may purchase options on futures contracts written or purchased by the Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

      Illiquid Securities. The Fund will limit its investments in illiquid securities to no more than 15% of its net assets or such other amount permitted by guidance regarding the 1940 Act. Illiquid securities generally include:
(i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering,
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

      Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize their full value upon sale. The Adviser will monitor the liquidity of the Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Fund.

      The Fund may not be able to readily sell its investments in securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

      Interest Rate Transactions (Swaps, Caps, and Floors). The Fund may enter into interest rate transactions and expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Fund's exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

      The Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

      The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of the Fund would be adversely affected by the use of these investment techniques. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by the Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.


      Investments in Other Investment Companies. The Fund may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.


      Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect the Fund's net asset value and yield. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

      Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

      Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

      A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement.

Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

      Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

      Loans of Portfolio Securities. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

      Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

      A call option is for cross-hedging purposes if the Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

      In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

      If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

      Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

      Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

      Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

      Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Adviser monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

      Rights and Warrants. The Fund will invest in rights or warrants only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.


      Short Sales. A short sale is effected by selling a security that the Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. The Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.


      Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of the Fund's assets at the time of making the commitment.

      There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

      Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

      General. The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices, or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

      The Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Fund for U.S. federal income tax purposes.

      Portfolio Turnover. The Portfolio turnover rate for the Fund is included in the Financial Highlights section. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

      Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high-quality debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. Such securities also may include short-term foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Fund invests for temporary defensive purposes, it may not meet its investment objective.


      Portfolio Holdings. A description of the policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's SAI.


ADDITIONAL RISK CONSIDERATIONS

Investment in the Fund involves the special risk considerations described below.

      Currency Considerations. Substantially all of the assets of the Fund are invested in securities denominated in foreign currencies. The Fund receives a portion of its revenues in foreign currencies. Therefore, the dollar equivalent of its net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

      Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

      Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

      The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

      Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

      The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


      The Fund may invest substantial amounts of its assets in Greater China issuers. Please refer to the Fund's SAI for a discussion of risks associated with investments in these countries.


      Investment in Smaller, Emerging Companies. The Fund may emphasize investment in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

      U.S. and Foreign Taxes. The Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

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                            MANAGEMENT OF THE FUND

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Investment Adviser

      The Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2006 totaling approximately $625 billion (of which approximately $88 billion represented assets of investment companies). As of June 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 45 registered investment companies managed by the Adviser, comprising 126 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.


      The day-to-day management of and investment decisions for the Fund's portfolio are made by the Adviser's Global Emerging Market Growth Research Team, which is responsible for management of all of the Adviser's Emerging Growth accounts. The Global Emerging Market Growth Research Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Adviser's Global Emerging Market Growth accounts, Mr. Vernon Yu, Vice President of the Adviser and Mr. Manish Singhai, Vice President of the Adviser, members of the Adviser's Global Emerging Market Growth Research Team, are primarily responsible for day-to-day management of the Fund's portfolio. Mr. Yu has been with the firm in a substantially similar capacity to his current position since January 2005. Prior thereto, Mr. Yu was a Senior Investment Manager with HSBC Asset Management, where he covered the Hong Kong equity market and Asian (ex-Japan) financial institutions since prior to 2001. Mr. Singhai has been with the firm since prior to 2001; he has worked in a substantially similar capacity to his current position since prior to 2001.

      The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid the Adviser a fee of .75% as a percentage of average daily net assets at an annualized rate of the Fund's average daily net assets for the fiscal year ended July 31, 2006. This fee is stated net of any waivers and/or reimbursements.


      A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended July 31, 2006.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

LEGAL PROCEEDINGS

      On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (as subsequently amended, the "Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including the Adviser. The principal allegations of the Enron Complaint, as they pertain to the Adviser, are that the Adviser violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron Corp. ("Enron") and effective with the Commission on July 18, 2001, which was used to sell $1.9 billion Enron Zero Coupon Convertible Notes due 2021. Plaintiffs allege that the registration statement was materially misleading and that Frank Savage, a director of Enron, signed the registration statement at issue. Plaintiffs further allege that the Adviser was a controlling person of Frank Savage, who was at that time an employee of the Adviser and a director of AllianceBernstein Corporation. Plaintiffs therefore assert that the Adviser is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissionary measure of damages. On April 12, 2006, the Adviser moved for summary judgment dismissing the Enron Complaint as the allegations therein pertain to the Adviser. This motion is pending. On July 5, 2006 the court granted plaintiffs' amended motion for class certification.

      As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

      On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

       (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and
             (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

       (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

       (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

      In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Fund. On September 7, 2004, the Fund's advisory agreement was amended to reflect the reduced advisory fee.

      On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds; certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

      Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

      On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

      On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and
(ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

      On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


      On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006 the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

      On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding , AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, including the Fund, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

      Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.


      On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.


      It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. This may require the Fund to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

Transfer Agency and Retirement Plan Services

      ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


      Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Fund, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


      Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

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                      DIVIDENDS, DISTRIBUTIONS AND TAXES

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      The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

      If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

      While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.


      You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that the Fund has owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to the Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by the Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.


      Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass-through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

      Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

      If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

      The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

      Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


      If you are neither a citizen nor resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person.

      The Fund is also required to apply backup withholding on distributions (currently at a rate of 28%) and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that certain required information is furnished.

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                              CONVERSION FEATURE

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      As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans and by investment advisory clients of, and certain persons associated with, the Adviser and its affiliates or the Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

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                              GENERAL INFORMATION

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      Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $500 for 90 days.

      During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

      Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

      Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

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                             FINANCIAL HIGHLIGHTS

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      The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young, LLP, the Fund's independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.



                                  Income from Investment Operations           Less Dividends and Distributions
                                ------------------------------------  -----------------------------------------------
                                              Net Gains or
                                              Losses on                          Distributions
                      Net Asset Net           Investments             Dividends  in Excess
                      Value,    Investment    (both        Total from from Net   of Net        Tax       Distributions
                      Beginning Income        realized and Investment Investment Investment    Return of from Capital
Fiscal Year or Period of Period (Loss) (a)(b) unrealized)  Operations Income     Income        Capital   Gains
--------------------- --------- ------------- ------------ ---------- ---------- ------------- --------- -------------

 Class A
 Year ended 7/31/06..  $13.16       $ .12        $2.98       $3.10      $(.06)       $0.00       $0.00       $(.01)
 Year ended 7/31/05..   10.75         .07         2.34        2.41       0.00         0.00        0.00        0.00
 Year ended 7/31/04..    8.82        (.04)(c)     2.01        1.97       (.04)        0.00        0.00        0.00
 Year ended 7/31/03..    7.55         .04         1.32        1.36       (.09)        0.00        0.00        0.00
 Year ended 7/31/02..    8.45         .09         (.99)       (.90)      0.00         0.00        0.00        0.00

 Class B
 Year ended 7/31/06..  $12.56       $0.00        $2.86       $2.86      $0.00        $0.00       $0.00       $(.01)
 Year ended 7/31/05..   10.33        (.02)        2.25        2.23       0.00         0.00        0.00        0.00
 Year ended 7/31/04..    8.52        (.12)(c)     1.95        1.83       (.02)        0.00        0.00        0.00
 Year ended 7/31/03..    7.30        (.01)        1.27        1.26       (.04)        0.00        0.00        0.00
 Year ended 7/31/02..    8.21         .03         (.94)       (.91)      0.00         0.00        0.00        0.00

 Class C
 Year ended 7/31/06..  $12.53       $0.00        $2.86       $2.86      $0.00        $0.00       $0.00       $(.01)
 Year ended 7/31/05..   10.30        (.01)        2.24        2.23       0.00         0.00        0.00        0.00
 Year ended 7/31/04..    8.50        (.12)(c)     1.94        1.82       (.02)        0.00        0.00        0.00
 Year ended 7/31/03..    7.30        (.01)        1.25        1.24       (.04)        0.00        0.00        0.00
 Year ended 7/31/02..    8.21         .04         (.95)       (.91)      0.00         0.00        0.00        0.00

 Advisor Class
 Year ended 7/31/06..  $13.43       $ .22        $2.98       $3.20      $(.10)       $0.00       $0.00       $(.01)
 Year ended 7/31/05..   10.93         .07         2.43        2.50       0.00         0.00        0.00        0.00
 Year ended 7/31/04..    8.94        (.02)(c)     2.05        2.03       (.04)        0.00        0.00        0.00
 Year ended 7/31/03..    7.66         .08         1.31        1.39       (.11)        0.00        0.00        0.00
 Year ended 7/31/02..    8.53         .10         (.97)       (.87)      0.00         0.00        0.00        0.00

                          Less Distributions                                           Ratios/Supplemental Data
                      --------------------------                                      --------------------------
                                    Total                               Net Assets,   Ratio of    Ratio of Net
                      Distributions Dividends     Net Asset             End of        Expenses to Income (Loss)  Portfolio
                      in Excess of  and           Value, End Total      Period (000's Average     to Average     Turnover
Fiscal Year or Period Capital Gains Distributions of Period  Return (d) omitted)      Net Assets  Net Assets (b) Rate
--------------------- ------------- ------------- ---------- ---------- ------------- ----------- -------------- ---------

 Class A
 Year ended 7/31/06..     $0.00         $(.07)      $16.19      23.79%     $26,050       2.02%(e)       .85%(e)      48%
 Year ended 7/31/05..      0.00          0.00        13.16      22.42       20,163       2.32(e)        .60          42
 Year ended 7/31/04..      0.00          (.04)       10.75      22.30       17,719       2.38(e)       (.37)(c)      89
 Year ended 7/31/03..      0.00          (.09)        8.82      18.35        3,958       2.50(e)        .58         102
 Year ended 7/31/02..      0.00          0.00         7.55     (10.65)       2,253       2.50(e)       1.18          63

 Class B
 Year ended 7/31/06..     $0.00         $(.01)      $15.41      22.84%     $16,697       2.79%(e)      (.02)%(e)     48%
 Year ended 7/31/05..      0.00          0.00        12.56      21.59       14,676       3.04(e)       (.13)         42
 Year ended 7/31/04..      0.00          (.02)       10.33      21.41       12,872       3.18(e)      (1.11)(c)      89
 Year ended 7/31/03..      0.00          (.04)        8.52      17.32        4,632       3.20(e)       (.11)        102
 Year ended 7/31/02..      0.00          0.00         7.30     (11.08)       3,266       3.20(e)        .41          63

 Class C
 Year ended 7/31/06..     $0.00         $(.01)      $15.38      22.89%     $15,266       2.75%(e)       .02%(e)      48%
 Year ended 7/31/05..      0.00          0.00        12.53      21.65       12,838       3.02(e)       (.10)         42
 Year ended 7/31/04..      0.00          (.02)       10.30      21.34       10,978       3.15(e)      (1.07)(c)      89
 Year ended 7/31/03..      0.00          (.04)        8.50      17.05        4,856       3.20(e)       (.15)        102
 Year ended 7/31/02..      0.00          0.00         7.30     (11.08)       1,302       3.20(e)        .50          63

 Advisor Class
 Year ended 7/31/06..     $0.00         $(.11)      $16.52      24.11%      $4.134       1.74%(e)      1.54%(e)      48%
 Year ended 7/31/05..      0.00          0.00        13.43      22.87        2,827       2.00(e)        .55          42
 Year ended 7/31/04..      0.00          (.04)       10.93      22.72        1,379       2.14(e)       (.13)(c)      89
 Year ended 7/31/03..      0.00          (.11)        8.94      18.55          309       2.20(e)       1.14         102
 Year ended 7/31/02..      0.00          0.00         7.66     (10.20)         196       2.20(e)       1.28          63


    ----
    (a)Based on average shares outstanding.
    (b)Net of fee waiver and expense reimbursement by the Adviser.
    (c)Net of expenses waived by the Transfer Agent.
    (d)Total investment value return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
    (e)Net of expenses assumed and or waived or reimbursed. If the Fund had borne all expenses in its most recent five fiscal years, its expense ratios, without giving effect to the expense offset arrangement described in (e) below would have been as follows:


                                2002   2003  2004  2005  2006
                               -----  -----  ----  ----  ----
                 Class A       10.82%  9.24% 2.94% 2.52% 2.17%
                 Class B       11.56%  9.98% 3.79% 3.24% 2.94%
                 Class C       11.28% 10.19% 3.75% 3.22% 2.91%
                 Advisor Class 10.57%  8.69% 2.71% 2.20% 1.90%

                                  APPENDIX A

                HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


      The settlement agreement between the Adviser and the NYAG requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in this Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                        Hypothetical               Annual               Hypothetical
           Hypothetical Performance   Investment   Expense Hypothetical    Ending
Year        Investment    Earnings   After Returns  Ratio   Expenses*    Investment
----       ------------ ------------ ------------- ------- ------------ ------------
1           $10,000.00     $478.75    $10,053.75    2.02%     $628.09    $ 9,850.66
2           $ 9,850.66     $492.53    $10,343.20    2.17%     $224.45    $10,118.75
3           $10,118.75     $505.94    $10,624.69    2.17%     $230.56    $10,394.13
4           $10,394.13     $519.71    $10,913.84    2.17%     $236.83    $10,677.01
5           $10,677.01     $533.85    $11,210.86    2.17%     $243.28    $10,967.58
6           $10,967.58     $548.38    $11,515.96    2.17%     $249.90    $11,266.07
7           $11,266.07     $563.30    $11,829.37    2.17%     $256.70    $11,572.67
8           $11,572.67     $578.63    $12,151.31    2.17%     $263.68    $11,887.62
9           $11,887.62     $594.38    $12,482.00    2.17%     $270.86    $12,211.14
10          $12,211.14     $610.56    $12,821.70    2.17%     $278.23    $12,543.47
------------------------------------------------------------------------------------
Cumulative               $5,426.03                          $2,882.56


---------------

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver.

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For more information about the Fund, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders

   The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)

   The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

   You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

              By Mail:  AllianceBernstein Investor Services, Inc.
                        P.O. Box 786003
                        San Antonio, TX 78278-6003

              By Phone: For Information: (800) 221-5672
                        For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.


On the Internet: www.sec.gov


You also may find these documents and more information about the Adviser and the Fund on the Internet at: www.AllianceBernstein.com.


AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No: 811-08201

  Privacy Notice (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information,
  (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".


  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

                                                                  PRO-0102-1106

(LOGO)                            ALLIANCEBERNSTEIN GREATER CHINA '97 FUND, INC.

--------------------------------------------------------------------------------

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2006

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated November 1, 2006, for AllianceBernstein(R) Greater China '97 Fund, Inc. (the "Fund") that offers the Class A, Class B, Class C and Advisor Class shares of the Fund (the "Prospectus"). Financial statements for the Fund for the year ended July 31, 2006 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

Description of the Fund......................................................
Management of the Fund.......................................................
Expenses of the Fund.........................................................
Purchase of Shares...........................................................
Redemption and Repurchase of Shares..........................................
Shareholder Services.........................................................
Net Asset Value..............................................................
Dividends, Distributions and Taxes...........................................
Portfolio Transactions.......................................................
General Information..........................................................
Financial Statements and Report of Independent
     Registered Public Accounting Firm.......................................
Appendix A: Additional Information About China,
     Hong Kong and Taiwan....................................................A-1
Appendix B: Certain Investment Practices.....................................B-1
Appendix C: Debt Securities Ratings..........................................C-1
Appendix D: Statement of Policies and
     Procedures for Voting Proxies...........................................D-1

----------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of AllianceBernstein L.P.

--------------------------------------------------------------------------------

                             DESCRIPTION OF THE FUND

--------------------------------------------------------------------------------

          The "Fund" is an open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may, therefore, be changed by the Board of Directors without a shareholder vote. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective
--------------------

          The Fund's investment objective is to seek long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies.

How the Fund Pursues Its Objective
----------------------------------

          In furtherance of its investment objective, the Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries. Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies. This policy will not be changed without 60 days' prior written notice to shareholders. In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will not invest in debt securities other than investment grade securities. Should a debt security in which the Fund is invested be downgraded below investment grade or be determined by AllianceBernstein L.P., the Fund's investment adviser (the "Adviser"), to have undergone a similar credit quality deterioration, the Fund will dispose of that security. See "Appendix C--Debt Securities Ratings."

          The Fund may also: (i) invest in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 20% of its net assets in loans and other direct debt securities; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes;
(xiv) enter into repurchase agreements pertaining to the securities in which it may invest with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position; (xvi) lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act; (xvii) invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities; and (xviii) invest in illiquid securities, so long as immediately after such investment no more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. All or some of the policies and practices listed above may not be available to the Fund in one or more of the Greater China countries, and the Fund will utilize these policies only to the extent permissible.

          The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act. With respect to currency swaps, standby commitment agreements and other commitments that may have the effect of requiring the Fund to increase its investment in a borrower or other issuer, the net amount of the excess, if any, of the Fund's obligations over its entitlements will be accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

          Fundamental Investment Policies. The following restrictions may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

          As a matter of fundamental policy, the Fund may not:

               (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

               (b) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

               (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

               (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

               (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

               (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

          o    Cash or cash items;
          o    Government securities;
          o    Securities of other investment companies; and
          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policy
---------------------------------

          The following is a description of an operating policy that the Fund has adopted but that is not fundamental and is subject to change without shareholder approval.

          The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

          The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2006, totaling approximately $625 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2006, AllianceBernstein Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.7% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of June 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.6% of the issued and outstanding Alliance Bernstein Units and approximately 1.7% of the issued and outstanding Holding Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.6% in the Adviser. As of June 30, 2006, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., beneficially owned approximately 6.3% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of December 31, 2005, approximately 14.30% of the issued ordinary shares (representing 23.19% of the voting power) of AXA were owned directly and indirectly by three French mutual insurance companies.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Board of Directors. For the year ended July 31, 2006, the cost of certain legal and accounting services amounting to $0, provided to the Fund by the Adviser was waived.


          Prior to September 7, 2004, under the Advisory Agreement, the Fund paid the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. The fee is accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20% and 2.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides written notice 60 days prior to the Fund's fiscal year end. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fee to 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fee to these amounts. For the fiscal years ended July 31, 2006, 2005 and 2004, the Adviser received from the Fund $413,453 (net of $0, which was reimbursed by the Adviser pursuant to the expense limitation undertaking), $350,348 (net of $10,791, which was waived by the Adviser under the agreement with the New York Attorney General) and $292,865 (net of $78,811, which was waived by the Adviser under the agreement with the New York Attorney General and $62,082, which was reimbursed by the Adviser pursuant to the expense limitation undertaking).

          The Advisory Agreement became effective on July 29, 1997 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on July 29, 1997, and by the Fund's initial shareholder on July 30, 1997.

          The Advisory Agreement remains in effect from year to year if approved annually (a) by the Directors of the Fund or by the holders of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Directors who are not parties to the agreement, or "interested persons," as defined by the 1940 Act, of any such party, at a meeting called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for another annual term by the Directors of the Fund, including a majority who are not "interested persons," as defined in the 1940 Act, at their regular meeting held on May 2-4, 2006.

          The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------

          The management of and investment decisions for the Fund's portfolio are made by the Global Emerging Market Growth Research Team. Manish Singhai and Vernon Yu are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2006 are set forth below:

                DOLLAR RANGES OF EQUITY SECURITIES IN THE FUND(2)

     Manish Singhai                               None
     Vernon Yu                                    None

----------
(2) The ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan and/or Profit Sharing/401(k) Plan (the "Plans").

          As of July 31, 2006, employees of the Adviser had approximately $674,455,792 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2006.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                        Total        Total          Registered     of Registered
                        Number of    Assets of      Investment     Investment
                        Registered   Registered     Companies      Companies
                        Investment   Investment     Managed with   Managed with
                        Companies    Companies      Performance-   Performance-
Portfolio Manager       Managed      Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Manish Singhai              3        $262,000,000       None         None
Vernon Yu                  None          None           None         None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                     Number of      Total Assets
                    Total                            Pooled         of Pooled
                    Number                           Investment     Investment
                    of Pooled                        Vehicles       Vehicles
                    Investment   Total Assets of     Managed with   Managed with
                    Vehicles     Pooled Investment   Performance-   Performance-
Portfolio Manager   Managed      Vehicles Managed    based Fees     based Fees
--------------------------------------------------------------------------------

Manish Singhai          6        $343,000,000            None          None
Vernon Yu               3        $189,000,000             1          $77,000,000

--------------------------------------------------------------------------------

                                  OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                 Number of
                    Total                        Other          Total Assets
                    Number                       Accounts       of Other
                    of Other   Total Assets of   Managed with   Accounts with
                    Accounts   Other Accounts    Performance-   Performance-
Portfolio Manager   Managed    Managed           based Fees     based Fees
--------------------------------------------------------------------------------

Manish Singhai           14    $2,097,000,000          6        $1,161,000,000
Vernon Yu                3      $367,000,000          None          None

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(3)

----------
(3) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Consultant to the Adviser
-------------------------

          AllianceBernstein Hong Kong Limited (formerly New Alliance Asset Management (Asia Limited), a wholly-owned subsidiary of the Adviser), will provide the Adviser with ongoing current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, AllianceBernstein Hong Kong Limited has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups.

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                  PORTFOLIOS
                                                  IN FUND       OTHER
                            PRINCIPAL             COMPLEX       DIRECTORSHIPS
NAME, ADDRESS, AGE AND      OCCUPATION(S)         OVERSEEN BY   HELD BY
(YEAR ELECTED*)             DURING PAST 5 YEARS   DIRECTOR      DIRECTOR
----------------------      -------------------   -----------   -------------

DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr., #+   Investment Adviser       113        None
P.O. Box 5060               and an Independent
Greenwich, CT 06831-0505    Consultant. He was
74                          formerly Senior
(1997)                      Manager of Barrett
                            Associates, Inc., a
                            registered
                            investment adviser,
                            with which he had
                            been associated
                            since prior to 2001.
                            He was formerly
                            Deputy Comptroller
                            and Chief Investment
                            Officer of the State
                            of New York and,
                            prior thereto, Chief
                            Investment Officer
                            of the New York Bank
                            for Savings.

David H. Dievler, #         Independent              112        None
P.O. Box 167                Consultant. Until
Spring Lake, NJ 07762       December 1994, he
77                          was Senior Vice
(1997)                      President of AB
                            Corp. (formerly,
                            Alliance Capital
                            Management
                            Corporation)
                            responsible for
                            mutual fund
                            administration.
                            Prior to joining AB
                            Corp. in 1984, he
                            was Chief Financial
                            Officer of Eberstadt
                            Asset Management
                            since 1968. Prior to
                            that, he was a
                            Senior Manager at
                            Price Waterhouse &
                            Co. Member of
                            American Institute
                            of Certified Public
                            Accountants since
                            1953.

----------
*    There is no stated term of office for the Fund's Directors.
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Fund's Board of Directors has four standing committees of the Board - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met six times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met ten times during the Fund's most recently completed fiscal year.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                             AGGREGATE DOLLAR
                                                             RANGE OF EQUITY
                                  DOLLAR RANGE OF            SECURITIES IN THE
                                  EQUITY SECURITIES          ALLIANCEBERNSTEIN
                                  IN THE FUND AS OF          FUND COMPLEX AS OF
                                  DECEMBER 31, 2005          DECEMBER 31, 2005
                                  -----------------          -----------------

David H. Dievler                  None                       Over $100,000
William H. Foulk, Jr.             None                       Over $100,000

Officer Information
-------------------

     Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS,*         POSITION(S)             PRINCIPAL OCCUPATION
AND AGE                 HELD WITH FUND          DURING PAST 5 YEARS
------------------      --------------          -------------------

Marc O. Mayer,          President and Chief     Executive Vice President of the
49                      Executive Officer       Adviser since 2001, and
                                                Executive Managing Director of
                                                AllianceBernstein Investments,
                                                Inc. ("ABI") since 2003; prior
                                                thereto, he was head of
                                                AllianceBernstein Institutional
                                                Investments, a unit of the
                                                Adviser from 2001-2003. Prior
                                                thereto, Chief Executive Officer
                                                of Sanford C. Bernstein & Co.,
                                                LLC (institutional research and
                                                brokerage arm of Bernstein &
                                                Co., LLC) ("SCB & Co.") and its
                                                predecessor since prior to 2001.
                                                He is a Director of SCB
                                                Partners, Inc. and SCB, Inc.

Philip L. Kirstein,     Senior Vice President   Senior Vice President and
61                      and Independent         Independent Compliance Officer
                        Compliance Officer      of the AllianceBernstein Funds,
                                                with which he has been
                                                associated since October 2004.
                                                Prior thereto, he was Of Counsel
                                                to Kirkpatrick & Lockhart, LLP
                                                from October 2003 to October
                                                2004, and General Counsel of
                                                Merrill Lynch Investment
                                                Managers, L.P. since prior to
                                                2001 until March 2003.

Edward D. Baker, III,   Senior Vice President   Senior Vice President and Chief
55                                              Investment Officer - Emerging
                                                Markets of the Adviser,** with
                                                which he has been associated
                                                since prior to 2001.

Manish Singhai,         Vice President          Vice President of the Adviser,**
36                                              and an Emerging Markets Telecoms
                                                and Utility Analyst and
                                                Portfolio Manager since prior to
                                                2001.

Vernon Yu,              Vice President          Vice President and Research
37                                              Analyst of
                                                AllianceBernstein/Singapore**
                                                since January 2005. Prior
                                                thereto, he was a Senior
                                                Investment Manager with HSBC
                                                Asset Management since prior to
                                                2001.

Emilie D. Wrapp,        Secretary               Senior Vice President, Assistant
50                                              General Counsel and Assistant
                                                Secretary of ABI,** with which
                                                she has been associated since
                                                prior to 2001.

Joseph J. Mantineo,     Treasurer and Chief     Senior Vice President of ABIS,**
47                      Financial Officer       with which he has been
                                                associated since prior to 2001.

Vincent S. Noto,        Controller              Vice President of ABIS,** with
41                                              which he has been associated
                                                since prior to 2001.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI, ABIS, AllianceBernstein/Singapore and SCB & Co. are affiliates of the Fund.

          The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended July 31, 2006 and the aggregate compensation paid to each of the Directors during calendar year 2005 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                             Total Number        Total Number
                                                             of Investment       of Investment
                                                             Companies in        Portfolios Within
                                                             the                 the
                                                             AllianceBernstein   AllianceBernstein
                                         Total               Fund Complex,       Fund Complex,
                                         Compensation        Including the       Including
                                         From the            Fund, as to         the Fund,
                                         AllianceBernstein   which the           as to which the
                        Aggregate        Fund Complex,       Director is a       Director is a
Name of Director        Compensation     Including           Director or         Director or
of the Fund             From the Fund    the Fund            Trustee             Trustee
---------------------   -------------    -------------       --------------      -----------------

David H. Dievler        $3,983           $269,125                   42                  112
William H. Foulk, Jr.   $7,615           $487,625                   43                  113


          As of October 6, 2006, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

          During the Fund's fiscal year ended July 31, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $71,483 which constituted 0.30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $376,382. Of the $447,865 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $868 was spent on advertising, $1,355 on the printing and mailing of prospectuses for persons other than current shareholders, $279,116 for compensation to broker-dealers and other financial intermediaries (including, $149,166 to ABI), $17,486 for compensation to sales personnel, and $149,040 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During the Fund's fiscal year ended July 31, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $149,663, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $24,340. Of the $174,003 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $148 was spent on advertising, $864 on the printing and mailing of prospectuses for persons other than current shareholders, $124,429 for compensation to broker-dealers and other financial intermediaries (including, $30,963 to ABI), $3,766 for compensation to sales personnel, $30,773 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $14,023 was spent on interest on Class B shares financing.


          During the Fund's fiscal year ended July 31, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $138,920, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $127,876. Of the $266,796 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $242 was spent on advertising, $529 on the printing and mailing of prospectuses for persons other than current shareholders, $208,559 for compensation to broker-dealers and other financial intermediaries (including, $52,712 to ABI), $4,305 for compensation to sales personnel, $52,294 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $867 was spent on interest on Class C shares financing.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

          With respect to Class A shares of the Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $2,264,122 (13.56% of the net assets of Class B) and $1,044,648 (6.84% of the net assets of Class C).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") that effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for another annual term by the Board of Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on May 2-4, 2006.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class, and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares. For the fiscal year ended July 31, 2006, ABIS was entitled to receive $63,321 under the Transfer Agency Agreement.

          ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

          Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Fund's Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix D.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Fund."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the shares of the Fund, except Advisor Class shares, are subject to Rule 12b-1 asset based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

          Investors may purchase shares of the Fund either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the per share NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m. Eastern Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue stock certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a deferred sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the aggregate amount of underwriting commission payable with respect to shares of the Fund were $133,656, $86,832 and $423,208, respectively. Of that amount, ABI received the amounts of $566, $5,775 and $26,091, respectively, which represented that portion of the sales charges paid on shares of the Fund sold during the period which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the Fund's fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, ABI received CDSCs of $50, $226 and $9,988, respectively, on Class A shares, $34,505, $30,561 and $34,435, respectively, on Class B shares and $7,697, $8,039 and $42,726, respectively, on Class C shares.

          Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                                  Discount or
                                   As %          As %             Commission
                                  of Net        of the          to Dealers or
                                  Amount        Public         Agents of up to
Amount of Purchase               Invested   Offering Price   % of Offering Price
------------------               --------   --------------   -------------------

Up to $100,000................     4.44%          4.25%              4.00%

$100,000 up to $250,000.......     3.36           3.25               3.00

$250,000 up to $500,000.......     2.30           2.25               2.00

$500,000 up to $1,000,000*....     1.78           1.75               1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge." No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares-Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans".

          Class B Shares. Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

          Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor' purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                                Contingent Deferred Sales Charge
                                                  for the Fund as a % of Dollar
          Years Since Purchase                      Amount Subject to Charge
          --------------------                      ------------------------

          Less than one                                       4.00%
          One                                                 3.00%
          Two                                                 2.00%
          Three                                               1.00%
          Four or more                                        None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.

          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares - Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem the shareholder's Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC redemption. Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares. Class C shares are also available for plans with assets of less than $1 million.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. In addition, as described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment options under their plans prior to September 2, 2003.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. Class A sales charge reductions are available. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase". By combining such purchases, shareholder may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions

     o    12b-1 fees

     o additional distribution support o defrayal of costs for educational seminars and training

     o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2006, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2005, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in the Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     A.G. Edwards
     AIG Advisor Group
     Ameriprise Financial Services
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     BNY Investment Center
     Charles Schwab
     Chase Investment Services
     Citicorp Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     Independent Financial Marketing Group
     ING Advisors Network
     Lincoln Financial Advisors
     Linsco/Private Ledger
     McDonald Investments
     Merrill Lynch
     MetLife Securities
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     PFS Investments
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Robert W. Baird
     Securities America
     Signator Investors
     UBS AG
     UBS Financial Services
     Uvest Financial Services
     Wachovia Securities
     Wells Fargo Investments

          Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Fund." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder' shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund' portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of the shareholder's shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through ABI or selected financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Fund." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may on a tax-free basis exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchange of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors ("Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ"))or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;


          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, (are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

          The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

          The following summary addresses only the principal United States federal income tax considerations pertinent to the Fund and to shareholders of the Fund. Following the summary of federal income tax matters is a summary of principal Greater China country tax matters pertinent to the Fund and its shareholders. The summaries for the United States and the Greater China countries are based upon the advice of counsel for the Fund with respect to the country involved and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

          In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of
Dividends and Distributions
----------------------------------------

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2010. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and
(iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

          The Fund intends to meet for each fiscal year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

          The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for the production of "passive income." In some cases, the Fund may be able to elect to "mark-to-market" stock in a PFIC. If the Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

          Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

          If the income from the Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008 will not be subject to this withholding tax.

          A foreign shareholder generally would be exempt from Federal income tax on distributions of the Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

          If the income from the Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

          The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

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                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

          The Fund may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

          Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the Fund's fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the Fund incurred brokerage commissions amounting in the aggregate to $123,165, $96,038 and $250,394, respectively. The difference between the aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal year ended July 31, 2004 and the fiscal year ended July 31, 2005 resulted primarily from a reduction in trading activity from the prior year. During the Fund's fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, brokerage commissions amounting in the aggregate to $0, $0, and $0, respectively, were paid to SCB & Co. During the Fund's fiscal year ended July 31, 2006, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the Fund's fiscal year ended July 31, 2006, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through SCB & Co. During the Fund's fiscal year ended July 31, 2006, transactions in portfolio securities of the Fund aggregated $53,412,739. Brokerage commissions of approximately $123,151 were allocated to persons of firms supplying research services to the Fund or the Adviser.

          Many of the Fund' portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.


          The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

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                               GENERAL INFORMATION

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Capitalization
--------------

          The Fund is a Maryland corporation organized in 1997 under the name "Alliance Greater China '97 Fund, Inc." The name of the Fund became "AllianceBernstein Greater China '97 Fund, Inc." on March 31, 2003.

          The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

          As of the close of business on October 6, 2006 there were 4,177,835 shares of common stock of the Fund outstanding, including 1,811,839 Class A shares, 1,083,154 Class B shares, 1,018,234 Class C shares and 264,608 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 6, 2006.


Name and Address                            No. of Shares            % of Class
----------------                            -------------            ----------

Class A
-------

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                           99,132                 5.48%

Class B
-------

MLPF&S For the Sole Benefit of
Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484                    109,410                10.10%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Drive
Glen Allen, VA 23060-9245                      158,164               14.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2051                    116,472                10.75%

Dean Witter Reynolds
Attn: Mutual Fund Operations
2 Harborside Plaza 2nd Floor
Jersey City, NJ 07311                           77,723                 7.18%

Class C
-------

MLPF&S For The Sole Benefit Of
Its Customers
Attn: Fund Admin
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484                    236,327                23.21%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Drive
Glen Allen, VA 23060-9245                       77,891                7.65%

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W. 34th Street, Floor 3
New York, NY  10001-2402                       108,621                10.67%

Advisor Class
-------------

Merrill Lynch
Attn: Fund Admin
4800 Deer Lake Dr East 2nd Fl.
Jacksonville, FL 32246-6486                     45,970                17.37%

Wells Fargo Bank, NA
FBO Loube Shirley Tr. EWS SUB IMA
P.O. Box 1533
Minneapolis, MN  55480-1533                     17,784                 6.72%

NFS LLC FEBO
NFS/FMTC SEP IRA
FBO Craig J. Edwards
33 Pebblewood Trl
Naperville, IL  60563-9062                      93,519                35.34%

Custodian
---------

          Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement, the Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, One Battery Park Plaza, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, N.Y. 10036 has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                         FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of the Fund for the year ended July 31, 2006 and the report of Ernst & Young LLP, independent registered public accounting firm, included therein, are incorporated herein by reference to its annual report. The annual report was filed on Form N-CSR with the Commission on October 10, 2006. It is available without charge upon request by calling ABIS at (800) 227-4618.

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                                   APPENDIX A:

                             INFORMATION CONCERNING
                           CHINA, HONG KONG AND TAIWAN

--------------------------------------------------------------------------------

          The information in this Appendix is based on material obtained by the Fund from various governmental and other sources,which is believed to be accurate but all of which has not been independently verified by the Fund or the Adviser. Many of the indicated numbers, including percentage information, is, whether or not so specified, estimated or approximate. The information provided is not intended to be a complete description of the subject matter covered.

                                      CHINA

          With a population of 1.3 billion according to the fifth national population census conducted in November 2000, the People's Republic of China is home to approximately 21% of the world's population. It is the world's third largest nation in terms of land area, next only to Russia and Canada, with approximately 3.7 million square miles; it shares borders with 16 nations, including Russia, India, North Korea and Vietnam; its vast and diverse terrain includes the Himalayan Mountains, the Gobi Desert and tropical areas in the southeast. Politically, China is divided into 22 provinces, five autonomous regions and four municipalities.

History and Politics
--------------------

          China claims to be the oldest continuous civilization, first unified as a nation in 221 B.C. In the 20th century, China's political system moved from its first republic (1911-1949) to a one-party communist state, after a civil war that ended in 1949 with the victory of the communist revolutionaries led by Mao Zedong. Under his rule, the Chinese Communist Party (the "CCP") established China's present governmental structure under which all aspects of the Chinese economy were centrally planned and implemented by the CCP. After his death in 1976, China's economic system began a process of reformation under the leadership of Deng Xiaoping marked by a trend as described below toward capitalism, private ownership and an easing of restrictions on foreign investment.

Government
----------

          China is officially designated as a "people's republic," defined by the Chinese government as a dictatorship of the working classes. It has a one-party political system controlled by the CCP, which as of October 2005 had
69.6 million members, or approximately 5% of the total population. The highest ranking legislative body in the State hierarchy is the National People's Congress ("NPC"), composed of approximately 3,000 members indirectly elected from lower-level people's congresses held every five years. The NPC, which meets in plenary session once a year for two or three weeks, is empowered to amend the Chinese Constitution, enact and amend laws, and examine and approve national economic and social plans. When not in session, the powers of the NPC are vested in a Central Committee, composed of approximately 200 members. Historically, the NPC has been viewed as less of a law-making body than as an organization structured solely to enact CCP policies; however, in recent years, the NPC and its Central Committee have taken a more active role. The highest organ of state administration is the State Council, whose members are elected by the NPC, acting on recommendations from the CCP and presided over by an executive board made up of approximately 15 members.

          The CCP structure parallels the governmental structure and often the two systems overlap, with little distinction between government and party positions. The CCP is governed by a 198-member Central Committee, elected by the National Congress, which is held every five years. The National Congress last convened in November 2002. The Central Committee normally convenes twice a year. When the Central Committee is not in session, the Politburo is vested with the Central Committee's power. The power of the Politburo, which currently consists of 24 members, is further centralized in the Politburo Standing Committee. This Standing Committee is seen as the real focus of power in China, as it sets CCP policy and controls all administrative, legal and executive appointments. The Standing Committee currently consists of nine members, including Hu Jintao, who holds the positions of President, Party General Secretary and, as of September 2004, Chairman of the Central Military Commission, and Wen Jiabao, the Prime Minister. The current leadership of China represents the fourth generation of leadership since the People's Republic of China was founded in 1949.

Economy
-------

          China's economy is centrally planned by the government through the use of a series of economic and social development plans, which set overall targets for different sectors of the economy. China is now at the beginning of its Eleventh Five-Year Plan (2006-2010), which establishes official economic targets through the year 2010. Since market-oriented reforms were initiated under Deng, China's economy has been in the process of transforming from a rural agricultural economy into a modern manufacturing nation. Since 1978, China's economy has grown by almost 10% each year on average. China's real GDP growth rates in 2001, 2002, 2003, 2004 and 2005 were 7.5%, 8.0%, 9.3%, 9.4% and 9.9%, respectively. The growth in China's GDP has been attributed to the government's three-pronged approach of lowering interest rates, increasing government spending and supporting exports by reducing export taxes and granting rebates. China's Eleventh Five-Year Plan (2006-2010) recognizes that the market mechanism is playing an increasing role in the distribution of resources and sets a goal of doubling GDP by 2010.


          Until recently, China's economy was dominated by State-owned enterprises ("SOEs"). Increasingly, China's economy is being transformed, in accordance with the government's economic plans, from a state-controlled system to a system of private ownership. With more than half of China's SOEs reporting losses by the late 1990s, a major economic challenge for China has been to reform inefficient SOEs without creating an unacceptable level of unemployment. China made great progress in the reform of SOEs in 1997. Then President Jiang announced plans to sell, merge, or close most SOEs at the September 1997 meeting of the National Congress of the CCP. As part of the government's plan for increased public ownership (a euphemism for privatization), 675 SOEs were declared bankrupt and closed, and an additional 1,022 SOEs were merged. Losses were curbed and net industrial profits for the remaining SOEs increased by 11.9% in 1997. According to official statements, by the end of 2000, 70% of the 6,599 large and medium-sized SOEs that were in the red in 1997 had moved into the black, been restructured or merged, and SOEs on an overall basis had moved out of the red. Notwithstanding the government's statements, many observers question whether the problems in the SOE sector have been reversed. Almost half of the profits of the entire state sector in 2000 were generated by just a few SOEs in the oil and gas sector. The profits in this sector have continued to rise over the past several years due to higher world oil prices. Although the government is committed to the reform of the SOE sector, several factors have impeded its progress. These include the 1997-98 economic downturn in Asia, the 2001 slowdown of the U.S. economy, the 2003 crisis associated with the outbreak of Severe Acute Respiratory Syndrome, the fact that historically the SOEs have been a base of political power in China, and the lack so far of a successful social security net to address the unemployment and related social problems associated with SOE reform.


          The official urban unemployment rate stood at 4.2% in 2004, 4.3% in 2003, 4.0% in 2002 and 3.6% in 2001 (with higher rates reported locally), and was expected to continue to rise due to the lay-offs resulting from SOE reform. The official measurement is viewed as an understatement of the problem, however. In 2005, the government set a target of creating 9 million more jobs for urban residents and set a cap of 4.6% for unemployment in 2005. The official unemployment rate for 2005 was 4.2%. China has also established a national "social public pension fund" and accelerated reform of its social security system. Another problem facing China is the widening income gap between urban and rural residents, as well as between the wealthier coastal provinces and the interior. After decades of double digit inflation, by the late 1990s, China was in a deflationary period. To address the deflationary conditions, the government has attempted to reduce the supply of low-priced, illegal imports and to cut oversupply and introduce price floors in selected industries. These efforts, together with rising oil prices and strengthened retail sales growth in urban areas, contributed to a modest rise in the consumer price index of 0.4% in 2000 and 0.7% in 2001. In 2002, the consumer price index fell by 0.8%. In 2003, 2004 and 2005, the consumer price index rose by 1.2%, 3.9% and 1.8%, respectively. Although the low inflation rates are a cause of some concern among government officials, it is hoped that high energy prices will help to buoy inflation levels.


          The collective and private sectors have played an increasingly important role in China's economic development. The collective sector includes township and village enterprises often combined with some measure of foreign investment or privately owned enterprises. The private sector has shown the strongest growth in recent years, with a 14.5% increase in value-added industrial output, as compared to a 7.4% increase for the collective sector and a 10.1% increase for SOEs in 2000. In 2001, the private sector showed a 10.4% increase in value-added industrial output, as compared to a 7.2% increase for the collective sector and a 8.1% increase for SOEs. In 2002, the private sector showed a 14.4% increase in value-added industrial output, as compared to a 9.3% increase for the collective sector and an 11.7% increase for SOEs. In 2003, the private sector showed an 18.0% increase in value-added industrial output, compared to an 11.6% increase for the collective sector and a 14.1% increase for SOEs. In 2004, the private sector showed a 16.5% increase in value-added industrial output, compared to a 9.9% increase for the collective sector and a 14.2% increase for SOEs. Foreign-invested enterprises showed an 18.8% increase in value-added industrial output in 2004, compared to 11.9%, 13.3% and 19.6% in 2001, 2002, and 2003, respectively. Growth in the collective and private sectors is expected to continue.


          Manufacturing in China has been rapidly moving into private hands, particularly in the five Special Economic Zones where tax incentives, among other factors, have encouraged investment by both local and foreign investors. Foreign direct investment declined slightly in 1998 and 1999. In 2000, foreign direct investment remained at 1999 levels, but pledged foreign direct investment rose by 50.8%, to US$62.66 billion, due in large part to the prospect of China's entry into the World Trade Organization ("WTO"). During 2001, foreign direct investment rose by 14.9% year-on-year and pledged foreign direct investment rose by 10.4% year-on-year. During 2002, foreign direct investment rose by 12.5% to US$52.7 billion. Thus, China not only surpassed the US$50 billion threshold for the first time, but also overtook the U.S. to become the largest recipient of foreign investment in the world. During 2003, foreign direct investment fell to US$47.1 billion, but swelled to an all-time high of US$54.9 billion during 2004. Manufacturing jobs have been moving into China from other Asian nations as a result of, among other factors, China's low wages and large pool of comparatively cheap labor. Chinese officials have predicted that China will receive more than US$100 billion in each year of the Eleventh Five-Year Plan (2006-2010).


          Another aspect of China's continued plan of economic development is the government's continued investment in infrastructure development programs, which are seen as necessary to sustain China's current level of economic performance. One of China's largest projects has been the construction of the Three Gorges Dam, the biggest single generating facility in the world. Hydro-power accounted for 7.7% of electricity generated in China in 2003, which will be significantly boosted once the Three Gorges Dam becomes fully operational in 2009. China is also increasing its nuclear power production capacity, which accounted for 2.3% of electricity generated in 2003. China's nuclear generating capacity reached 15 gw by mid-2005, compared to 2 gw at the beginning of 2002. It is hoped that by 2020, nuclear power will account for 4% of all power output.

          Other infrastructure projects include road-building, low-cost housing, rural power and urban facilities projects. A railway line into Tibet is under construction and is expected to be completed in 2007, at a cost of US$3.3 billion. China is also planning to reform its state-run railway system by separating ownership and management. The railways are expected to be partially privatized and open to foreign investment. Also in the planning stages is the construction of a network of high-speed railways. In addition, the beginnings of a national highway network have been made, port facilities have improved, and civil aviation infrastructure has improved.

          The large-scale burning of coal and the rapid rate of economic growth experienced by China in recent years has taken its toll on the environment. Air pollution and the loss of water resources are serious problems. In 1999, only 33% of 338 cities for which data were available met China's own residential ambient air quality criteria. The government has addressed environmental concerns by establishing the State Environmental Protection Administration and increasing investment in environmental projects. China is committed to shifting the balance of electricity production from fossil fuels, which currently accounts for over 80% of production. In this regard China has embarked on the construction of a large-scale liquefied natural gas import complex. In mid-2000, verified geological reserves of 10.21 million tons of oil and 1.098 billion cubic meters of natural gas were found by the North China oilfield.


          China's foreign trade has more than doubled since 2000, from US$474.3 billion to US$1127.8 billion in 2004. China's total trade in 2005 surpassed US$1400 billion, making China the third largest trading nation after the United States and Germany. In 2000, China's exports were valued at US$249.2 billion and its imports at US$225.1 billion, leaving a trade surplus of US$24.1 billion. In 2001, China's exports were valued at US$266.1 billion and its imports at US$243.6 billion, leaving a trade surplus of US$22.5 billion. In 2002, China's exports were valued at US$325.6 billion and its imports at US$295.2 billion, leaving a trade surplus of US$30.4 billion. In 2003, China's exports were valued at US$438.2 billion and its imports at US$412.8 billion, leaving a trade surplus of US$25.4 billion. In 2004, China's exports were valued at US$593.3 billion and its imports at US$561.2 billion, leaving a surplus of US$32.1 billion. During 2000, SOE exports rose by 18.2% and imports by 33.4%, resulting in a surplus of US$17.5 billion. During 2001, however, SOE exports shrank by 2.8% and imports rose by 4.7%, resulting in a surplus of US$9.7 billion. During 2002, both SOE exports and SOE imports grew, by 8.5% and 10.6%, respectively, resulting in a surplus of $US8.4 billion. During 2003, both SOE exports and SOE imports grew, by 12.4% and 24.5%, respectively, resulting in a trade deficit of US$4.4 billion. During 2004, both SOE exports and SOE imports grew, by 11.4% and 23.9%, respectively, resulting in a trade deficit of US$22.9 billion.


          Following more than ten years of negotiation, China was formally admitted to the WTO on December 1, 2001, effective January 1, 2002. China's admission to the WTO signalled the transformation of China's semi-closed economic system, an ongoing process that requires China to undertake a series of difficult economic reforms. While there had been longstanding efforts to reform China's domestic economy, China's accession to the WTO added impetus to these efforts because China has made formal commitments in connection with the WTO accession agreement.

          Under the WTO accession agreement, China agreed to allow other WTO members to treat it as a non-market economy until 2015, which makes it easier for other WTO members to argue anti-dumping cases against Chinese exports. Although other WTO members can voluntarily waive the agreement, so far only Malaysia, New Zealand and Singapore have done so. In June 2004, the European Union ruled that it would not change China's status as a non-market economy.

Banking and Finance
-------------------

          Banking in China is controlled by the wholly state-owned People's Bank of China ("PBC"), the central bank of China. The PBC has the same status under Chinese law as a department of the government under the direct control of the State Council. In addition to its central bank functions, which include international settlements in connection with foreign trade and non-trade transactions, international interbank deposits and remittances, the buying and selling of foreign exchange and issuing bonds and other securities in foreign currencies, the PBC enjoys considerable autonomy in management and in operating as a full-fledged commercial bank. In the summer of 1998, the PBC announced that it would set up six major regional branches while at the same time cutting the number of existing branches. The move was aimed at improving central monitoring and reducing local interference.

          As a state owned unit, the PBC has been instrumental in the implementation of China's planned economy, particularly through lending in furtherance of government policies. In the past, the government has mandated that more than half of the PBC's lending be in the form of policy loans, many of which are in essence government expenditures. The practice of using loans to subsidize unprofitable SOEs was decreasing in accordance with the move to reform SOEs. However, in an attempt to bolster SOE productivity and boost the economy, state-owned banks were ordered to increase lending to SOEs. Historically, SOEs have defaulted on repayment of these loans. The result has been a build-up of bad loans in the banking sector. In 1998, the government injected US$32 billion in the four state-owned banks in an effort to bolster their balance sheets. In March 1999, the PBC announced that 10% of Chinese banks' loans were "unrecoverable," much higher than the official figure of 2.9% that had been reported for the end of 1998. In May 1999, the Bank of China, one of China's four major state-owned commercial banks, announced plans to establish an asset management company to take over its bad loans. The other three major banks followed suit. The asset management companies were designed to take over, restructure, and manage the bad loans of their parents, sell assets and design debt-for-equity swaps. By the end of 2000, the four asset management companies had bought assets worth RMB1.4 trillion (US$170 billion) and 580 SOEs had agreed to swap a further RMB340 billion for equity. At the end of 2001, the asset management companies reported that RMB124.5 billion in assets had been sold, resulting in cash recoveries of RMB26.2 billion. The government has recently announced that bad loans account for approximately 25% of all loans. Independent analysts, however, have estimated an even higher figure.

          In anticipation of China's entry into the WTO, the PBC directed the four state-owned banks to boost capital adequacy ratios to 8% (the Bank for International Settlements standard). China's admission to the WTO has put additional pressure on the Chinese banking sector due to the fact that it will be fully open to foreign competition by the end of 2006.

          In April 2003, a new regulatory body, the China Banking Regulatory Commission ("CBRC") was established to take over the bank regulatory functions of the PBC. The regulatory reorganization is designed to tighten financial supervision and strengthen the ability of China's banks to deal with financial risk. In addition, the government is now allowing state banks to list on the stock markets. In anticipation of the planned public offering of two of the largest state banks, each received additional capital injections of US$22.5 billion in December 2003 and the government sold a large amount of their bad debt (at a 50% discount) at auction to one of the asset management companies in June 2004. The government has also formulated corporate governance guidelines for the two banks, which include assessing managers' performance based on their attainment of financial benchmarks. Furthermore, in September 2004, the government announced that it will not provide any further assistance to help reduce the level of bad debt in the banking system. In October 2005, China Construction Bank, the first of China's state-owned banks to list overseas, raised US$8 billion, then China's largest ever initial public offering. In May 2006, Bank of China raised US$11.2 billion in an initial public offering, then the world's fourth largest initial public offering on record. It is expected that in October 2006, the Industrial & Commercial Bank of China Ltd., China's largest bank, will be the world's largest ever initial public offering if it raises the US$21.94 billion hoped for by the bank.


          China reported budget deficits of RMB251.7 billion (US$30.5 billion), or 2.6% of GDP, in 2001, RMB314.9 billion (US$38.1 billion), or 3.0% of GDP, in 2002, RMB293.5 billion (US$35.6 billion), or 2.5% of GDP, in 2003, and RMB209.0 billion (US$25.3 billion), or 1.5% of GDP, in 2004. The actual deficit may be much larger than this official amount, however, as non-performing loans to SOEs are not reflected in the official numbers. Nevertheless, China's external payment position is believed by observers to be sound as China boasts one of the world's largest foreign exchange reserves. China's foreign exchange reserves (excluding gold) increased by 28% to reach US$212.2 billion in 2001, by 35% to reach US$286.4 billion in 2002, by 41% to reach US$403.3 billion in 2003, and by 50% to reach US$609.9 billion in 2004. As of September 30, 2006, China's foreign exchange reserves stood at US$987.9 billion.


          Deposits at all of China's financial institutions at the end of December 2005 increased by 19.4% and lending was up 9.8%, year-on-year. The M2 (broad money supply) grew 19.6%, 14.4% and 18.0%, year-on-year at year-end 2003, 2004 and 2005, respectively; while the M1 (narrow money supply) increased 18.7%, 14.1% and 11.8% for the same periods. The M0 (cash in circulation) rose 14.3%, 8.7% and 11.9%% during the same periods. The monetary unit of China is the Renminbi ("RMB"), and the rate of exchange has averaged 8.3 RMB per U.S. dollar since 1995, and was exchanged at 7.91 RMB per U.S. dollar as of October 16, 2006. In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These centers provide an official forum where foreign invested enterprises ("FIEs") may, under the supervision and control of the State Administration of Foreign Exchange ("SAFE"), engage in mutual adjustment of their foreign exchange surpluses and shortfalls. The RMB is not yet fully convertible, however, as only "current account" items, as described below, may be converted freely. Under the rules implemented by SAFE, the Fund, as a FIE, has to establish a "current account" and a "capital account" with a bank authorized to conduct foreign exchange business. SAFE has the authority to determine the maximum amount of foreign exchange a FIE may maintain in its current account in accordance with the paid-up capital of the FIE and its need for foreign exchange working funds. Any foreign currency income in the current account exceeding such maximum limit is required to be sold either to a bank authorized to conduct foreign exchange business or traded through a swap center. Since November 1996, FIEs have been allowed to exchange Renminbi into foreign currencies without prior approval from SAFE if such funds are in respect of "current account items." However, prior approval from SAFE is needed if "capital account items" are to be converted into foreign currencies. "Current account items" include dividends or profits in other forms paid to foreign investors in FIEs. After the payment of applicable taxes, FIEs may distribute dividends in foreign currencies either by applying the balance in their foreign exchange accounts to such distribution in RMB or through a foreign exchange swap center.


          Since 1994, the foreign exchange rate has not been set by the Chinese government. Trading of RMB and foreign currencies is conducted at a rate within a range set daily by the Chinese government determined by reference to supply and demand. There has been speculation that the range will be widened as China opens its markets in compliance with WTO agreements. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions. The initial effect of the abolition of the government's official exchange rate was a 50% devaluation of the RMB against the U.S. dollar by January 1994. Since then, however, the RMB has remained relatively stable against the dollar. Late in 2005, the government implemented several reforms designed to develop domestic markets for currency and interest derivatives. In addition, early in 2006 the government permitted over-the-counter RMB trading.

Securities Markets
------------------

          China has two officially recognized securities exchanges, the Shanghai Stock Exchange opened in December 1990 and the Shenzhen Stock Exchange opened in July 1991 (the "Exchanges"), which developed out of securities exchanges set up to trade State treasury bonds. Trading on the Exchanges has been very volatile and prone to wide fluctuations since their inception, although measures have been taken during the last several years to stabilize the market. In order to ensure stability and protect investors' interests, the Shanghai Stock Exchange is demanding greater financial disclosure from listed companies. The exchange issued new guidelines regulating annual reports of listed companies in January 1998. Additionally, both Exchanges have issued new rules pertaining to listed companies. The rules give the Exchanges the right to suspend trading if a company reports a loss for two consecutive years, a company's net asset value falls below par value, or if there is any unusual and potential misleading trading.

          In addition, the new Securities Law, which took effect in July 1999, has established more stringent reporting requirements for listed companies and minimum capital requirements for securities firms. Further, the State Economic and Trade Commission issued a notice recently confirming the independence of Chinese companies listed overseas from their mainland parents, which is designed to prevent subsidiaries from being used to fund mainland parents in difficulty. Also, China's Eleventh Five-Year Plan (2006-2010) emphasizes regulation of the capital markets and includes proposals to establish an investigative department to target criminal activities in the securities market. In April 2001, the China Securities Regulatory Commission (the "CSRC") announced that it would institute a grading system, whereby securities intermediaries that have violated the rules will be given a lower performance evaluation, which will affect their ability to obtain necessary regulatory approvals. The CSRC has also adopted a series of measures to promote the protection of investors' interests and the development of the securities market, including a market oriented public offering review and approval system, more rigorous corporate governance initiatives for listed companies, reforms of domestic accounting standards and information disclosure to enhance market transparency, and investor education programs. In addition, the CSRC has enhanced its information exchange and regulatory cooperation with overseas regulatory authorities. As of July 2005, the CSRC had signed 29 bilateral memoranda of understanding ("MOUs") with regulatory authorities from 26 jurisdictions, including Hong Kong and the United States. In August 2002, the CSRC for the first time closed down a brokerage firm for undisclosed "irregularities." Subsequently, several other firms have been closed down by regulators following investigations of illegal practices.


          The Exchanges allow for the trading of only two types of shares: "A" shares, which may only be held and traded in Renminbi by mainland Chinese investors; and "B" shares, until recently, open only to foreign investors, also denominated in Renminbi, but traded in U.S. and Hong Kong dollars. In February 2001, the CSRC announced that domestic investors would be permitted to invest in the hard currency "B" shares. While Chinese investors were already responsible for about 80 percent of "B" share transactions, using regulatory loopholes, the new policy is designed to boost confidence in the market and has been viewed as a precursor to unifying the "A" share and "B" share markets. As of year-end 2005, there were 1,381 companies listed on the Exchanges: 1,240 issuing "A" shares, 23 issuing "B" shares, 86 issuing "A" and "B" shares, and 32 issuing "A" and "H" shares. From a base of near US$0 in 1990, China's total stock market capitalization swelled to approximately RMB32 trillion (US$4.0 billion) by year-end 2005. While full merger of "A" and "B" share markets is not likely in the near future, joint ventures comprised of foreign financial houses and mainland Chinese investors are allowed to purchase "A" shares, and, as noted above, Chinese investors have been given official access to the "B" market. The Chinese government has also allowed certain Chinese companies to list shares on the Hong Kong Stock Exchange, such shares designated as "H" shares, and permitted certain companies to list on other foreign exchanges, including 11 companies listed on the New York Stock Exchange. As of year-end 2005, "H" shares of 80 Chinese issuers were listed on the Hong Kong Stock Exchange, and while there are plans to add more, the Hong Kong Stock Exchange's strict listing requirements have prevented many Chinese companies, which do not follow internationally accepted accounting standards, from being listed (see "--Hong Kong--Securities Markets" for additional information on "H" shares).

          In July 1999, the government announced an agenda whereby it will eventually relinquish control in most of the listed companies. The government currently holds 30-40% of all shares, either directly or indirectly. Plans to sell state shares were postponed in late 2001 because of fears that a sell-off would overwhelm the market and depress prices. The government still has such plans under consideration, however.

          In November 2001, the CSRC announced that it was preparing regulations permitting companies listed outside China to issue Chinese depositary receipts ("CDRs"), which would be similar to American depositary receipts ("ADRs").

          In December 2002, China launched the Qualified Foreign Institutional Investor ("QFII") scheme, which opened up China's "A" share market to overseas investors. As of April 2006, over 40 overseas financial institutions had obtained QFII licenses. Under current law, the maximum aggregate investment by QFII licensees is US$10 billion.

          In February 2004, China's State Council issued "Guidelines on Promoting Reform, Opening-Up and Steady Development of China's Capital Market," which will serve as a blueprint for ensuring the harmonized, sound and steady development of China's capital markets.

          The key index for the Shanghai Stock Exchange, the Composite Index of Shanghai, closed at 1497.04, 1266.50 and 1161.06 at the end of 2003, 2004 and 2005, respectively. The Shanghai Stock Exchange 180 Index, which is based on 180 representative blue chip stocks, closed at 2828.80, 2362.07 and 2166.78 at the end of 2003, 2004 and 2005, respectively. The key index of the Shenzhen Stock Exchange, the Composite Index of Shenzhen, closed at 378.62, 315.81 and 278.74 at the end of 2003, 2004 and 2005, respectively.

          China also has an active bond market, as the government issues Treasury bonds to help fund consistent budget deficits. Record amounts of government bonds have been issued every year for the past ten years - nearly US$76 billion in 2003. The money raised has been used for infrastructure construction, encompassing about 6,620 projects. The government took several actions in 2002 to overhaul the fixed-income side of China's capital markets, including allowing the four state banks to undertake over-the-counter trading of Treasury bonds. China's sovereign foreign currency debt is currently rated investment grade by both S&P and Moody's. Citing continued progress in carrying out economic reforms, recent stability of government issued debt, economic growth and manageable inflation, S&P raised the rating of government issued long-term debt to BBB+ from BBB on May 14, 1997. S&P reaffirmed the BBB+ rating on July 16, 1998, but changed the outlook from stable to negative. The outlook was revised to reflect smaller economic growth, increased unemployment resulting from the restructuring of SOEs and worsening economic conditions throughout Asia. In July 1999, S&P lowered the BBB+ rating to BBB, citing a projected slowing of economic growth, but was subsequently raised to BBB+. The current S&P rating for China's sovereign foreign currency long-term debt is A-, with a positive outlook. The Moody's corresponding rating is A2, with a stable outlook, supported by China's favorable balance of payments position, manageable level of foreign debt and exceptionally large holdings of official foreign exchange reserves.

          China also allows commodity futures trading although the government is wary of the speculation futures markets can foster. In 1999, the government reduced the number of commodities exchanges from fourteen to three as part of its attempt to overhaul the industry and reduce risk and volatility in the markets. The number of different commodities traded was also sharply reduced, from twenty-five to twelve. At year-end 2004, the trading volume and turnover of commodity futures amounted to 304 million lots and RMB14.7 trillion, respectively, up from 280 million lots and RMB10.8 trillion, respectively, at year-end 2003.

          China has a fledgling mutual fund industry. Recent statistics indicate that there are 110 open-end and closed-end funds with RMB169.9 billion (US$20.6 billion) under management. China's total domestic savings are estimated to be $966 billion. Currently, Chinese regulators are taking steps toward opening the fund management industry to foreign partners. At least a dozen foreign funds have signed preliminary agreements.

                                    HONG KONG

          Hong Kong, officially called the Hong Kong Special Administrative Region of the People's Republic of China, is located contiguous to China on its southeastern coast and consists of an area on the mainland and more than 200 surrounding islands. Hong Kong has an area of approximately 240 square miles and a population estimated at 6.8 million people, the vast majority of whom are ethnic Chinese. The territory is divided into four regions, Hong Kong Island, the New Territories (less populated suburbs), Kowloon and the Outlying Islands. Hong Kong Island and Kowloon lie across Victoria Harbor from each other and are densely populated.

History and Politics
--------------------

          Great Britain took control of Hong Kong Island during the First Opium War in 1841, with the hope of using the island as a colony from which it could open up the markets of mainland China. In 1860, Britain extended its dominion to include Kowloon, and in 1898 Britain forced China to turn over to it the New Territories and 235 islands under a 99 year lease, which expired June 30, 1997. In 1984, Britain and China signed the Joint Declaration, which provided that sovereignty over all of Hong Kong was to be turned over to China on July 1, 1997. In this Joint Declaration, China agreed that Hong Kong would become a Special Administrative Region ("SAR") of China and retain its present capitalist structure for the next 50 years. With the transfer of sovereignty to China, Hong Kong is now governed under a "Basic Law", essentially a constitution, which guarantees the SAR its own legislature, legal and judicial system, and full economic autonomy, while giving the central government in Beijing responsibility for defense and foreign affairs.

Government
----------

          Until July 1, 1997, Hong Kong was a colony of the British crown, with Queen Elizabeth II as the Head of State and an appointed governor as her representative. The Hong Kong Legislative Council (the Legco), had 60 members, 30 of whom were indirectly elected by functional constituencies (such as professionals), 20 of whom were directly elected by the people and 10 of whom were appointed by the Election Committee. The Executive Council (the Exco), was appointed by the governor. They advised the governor concerning legislation to be debated in the Legco.

          Hong Kong is now headed by a chief executive, who reports directly to Beijing. The chief executive is appointed for a five-year term by the central government of China after being selected by the Election Committee, which is nominated by corporate bodies. Currently, the chief executive is Donald Tsang, who was recently selected to finish the second term of Tung Chee-hwa, who resigned in May 2005. The policy making and executive powers of the chief executive are checked by both the central government of China above and the Legco below. The fourteen member Exco advises the chief executive. The next chief executive election will be in March 2007.

          On July 1, 1997, the Legco was dissolved and replaced by a Provisional Legislative Council ("PLC"), which had been appointed by the Election Committee. A new Legco, whose members were chosen in the same manner as the old Legco, has since replaced the PLC. Hong Kong voters overwhelmingly supported pro-democracy candidates in the May 24, 1998 election for the 20 directly elected members of the Legco. However, because two-thirds of the Legco was elected by the Election Committee and the functional constituencies whose election rules favor pro-business candidates, pro-democracy candidates failed to win a majority of the overall seats in the Legco, capturing only 20 of the 60 seats. Nevertheless, the Democratic Party, after having been the largest party in the pre-turnover Legco but being unrepresented in the PLC, was once again the largest party in the Legco. In the September 2004 Legco elections, the Democratic Party won 18 of the 30 seats selected by universal suffrage, up from 17 in the 2000 elections. Pro-Beijing candidates took the other 12, up from seven in the 2000 elections. The remaining 30 seats in the Legco are elected by functional constituencies. While the Basic Law stipulates that universal suffrage is the "ultimate arm" of constitutional development in Hong Kong, its progress has been dictated by China. The next Legco election is required by law to occur in 2008.

          The Legco is presided over by a president who is elected by the members. The current president is Rita Fann, who previously presided over the PLC.

Economy
-------

          Hong Kong's economy is highly cyclical and, compared to the U.S. economy, quite volatile, as the government does not normally endeavor to restrain economic fluctuations. As Hong Kong does not have a strong natural resource base, it is heavily dependent on international services and foreign trade. Hong Kong's economic growth began with the manufacturing of low-cost consumer goods, particularly textiles (still Hong Kong's most important export industry) and electronics. As Hong Kong's standard of living increased, production costs also rose. While other developing Asian nations, such as South Korea, moved to high-tech industry from consumer goods, Hong Kong transformed itself into a financial and trade center. Official statistics show that the number of foreign companies operating in Hong Kong has been rising steadily. As of October 21, 2003, the number of regional headquarters and foreign offices in Hong Kong had reached a record high of 3,207.

          Hong Kong's GDP grew by 12.4% in 2000, slowed to 0.6% in 2001, and grew 1.8% in 2002, 3.2% in 2003, 8.6% in 2004 and 7.3% in 2005. The consumer price index averaged -3.7% during 2000, -1.6% during 2001, -3.0% in 2002, -2.6%
in 2003, -0.4% in 2004 and 0.9% in 2005. Unemployment (not seasonally adjusted) stood at 7.9%, 6.8% and 5.6% at the end of 2003, 2004 and 2005, respectively.


          With the movement of manufacturing jobs to China, Hong Kong has shifted its manufacturing base to the re-exporting of goods manufactured in China. As much of Hong Kong's industry is now involved in packaging, presenting, selling and shipping goods produced in China, the measure of Hong Kong's continued industrial growth is tied to China. Between 1986 and 1996, exports in goods produced in Hong Kong rose by just 17.3%, compared to 700% for re-exports. Between 1997 and 1999, growth in both exports and re-exports was relatively stagnant, but in 2000 re-exports grew by 18% and exports by 6% from 1999. Exports and re-exports both fell in 2001, by 5.9% and 4.7%, respectively. In 2002, exports fell by 14.7% and re-exports grew by 7.7%. In 2003, exports fell by 7.1% and re-exports grew by 13.4%. In 2004, exports grew by 3.5% and re-exports grew by 16.8%. In 2005, exports grew by 8.0% and re-exports grew by 11.7%.


          Hong Kong's role as a re-exporter is expected to decrease, while its role in transshipment is expected to increase, as China continues to modernize its own port facilities and direct shipping with Taiwan, which has recently been authorized by both China and Taiwan on a limited basis, expands. Transshipments do not show up in Hong Kong's trade statistics; however, in 1996 it was estimated that transshipments were worth approximately 70% of Hong Kong's re-exports. Hong Kong boasts the world's largest container port. After several years of double-digit growth, Hong Kong's container throughput grew by only 1.4% in 1998, a record low in growth rate since 1978. Container throughput has rebounded since then, however, experiencing a 7.5% growth rate in 2004 and a 6.4% growth rate in 2005. Despite the growth in container throughput in recent years, however, Hong Kong's preeminence is no longer secure as it faces growing competition from China and elsewhere in Asia. In line with Hong Kong's strength as an exporter and re-exporter, its foreign exchange reserves are the fifth largest in the world, behind Japan, China, Taiwan and South Korea. At the end of 2005, Hong Kong's foreign exchange reserves were estimated at US$124.2 billion.

          On June 29, 2003, Hong Kong and mainland China signed the Close Economic Partnership Arrangement ("CEPA"), which is designed to liberalize trade relations between China and Hong Kong, and is a part of a series of measures being taken by China to boost Hong Kong's economy. The CEPA became operational in January 2004. The CEPA initially qualified 374 classes of goods for zero import tariffs, liberalized access for Hong Kong companies providing 18 classes of commercial services on the mainland, and permitted Hong Kong banks to offer products and services based on the Chinese Renminbi. The CEPA provides a mechanism for further liberalization measures. Accordingly, additional classes of goods and services have become subject to zero tariffs and preferential treatment. CEPA II, which broadens the scope of CEPA to include the liberalization of accounting services, banking services, and securities and futures services, became effective January 1, 2005.

          Property prices in Hong Kong dropped precipitously, falling by approximately 50% between October 1997 and the end of 1998. The Hong Kong property market remained depressed until late in 2003. The fall in property prices affected not only companies and persons involved in the property market. The government has derived a significant portion of its revenue from land sales, which fell from HK$54.8 billion in 1996-1997 to HK$29.5 billion in 2001-2002. Furthermore, Hong Kong has experienced three recessions since 1997, and public spending has increased. As a result, Hong Kong has experienced rising budget deficits, which have only recently begun to improve. The budget deficit for 2003-2004 was HK$40.3 billion, compared to HK$61.7 billion and HK$63.3 billion recorded for 2002-2003 and 2001-2002, respectively. By 2004-2005, Hong Kong posted a budget surplus of HK$21.4 billion, which included a one-time infusion of cash from the sale of HK$26 billion in government bonds in 2004. If that cash infusion is discounted, Hong Kong would have posted a deficit of HK$4.6 billion, still an improvement over the previous several years. Hong Kong recorded a preliminary budget surplus of HK$14 billion for the 2005-2006 fiscal year, the first surplus in eight years. The recovery of the Hong Kong property market and the improvement of the economy have been contributing factors in the improving fiscal condition. In addition, Hong Kong's Basic Law requires the government to eliminate the structural element of the deficit. The government, accordingly, embarked on a plan to achieve a balanced budget by the 2006-2007 fiscal year (later pushed back to the 2007-2008 fiscal year).


          S&P downgraded Hong Kong's local and foreign sovereign debt ratings on August 31, 1998 to A+/Negative/A-1, and A/Negative/A-1, respectively. On December 7, 1999, these ratings were upgraded by S&P to A+/Stable/A-1 and A/Stable/A-1, respectively; on February 8, 2001 they were further upgraded to AA-/Stable/A-1+ and A+/Stable/A-1. As of September 4, 2006, S&P's ratings of Hong Kong's local and foreign sovereign debt were AA/Stable/A-1+ and AA/Stable/A-1+, respectively. Moody's, which had changed the outlook on Hong Kong's long-term foreign currency debt and bank deposits from stable to negative in February 1998, placed Hong Kong's debt rating on review for a possible downgrade on September 4, 1998. Subsequently, however, Hong Kong's debt rating was removed from review by Moody's, and was not downgraded. Moody's ratings of Hong Kong's local and foreign sovereign debt as of September 15, 2006 were Aa3/Positive and A1/Positive, respectively.

Banking and Finance
-------------------

          Hong Kong has established itself as one of the most important financial centers in the world. Together with real estate and insurance, the financial sector accounted for approximately 25% of Hong Kong's GDP in each of the years 1996 through 2005. Unlike many Asian economies, Hong Kong does not actively attract or dissuade foreign investment. Given Hong Kong's low taxes and quality infrastructure, many businesses looking to set up regional headquarters or a foothold to do business in China have set up offices in Hong Kong.


          While Hong Kong does not have a central bank, in 1993 the Hong Kong Monetary Authority ("HKMA") was established to assume certain central bank type responsibilities, including monetary management and supervision of the banking industry. Hong Kong had 199 authorized banking institutions (including 133 licensed banks, 33 restricted-license banks and 33 "deposit-taking companies") at the end of 2005. While government regulation is not extensive, all banks are required to be members of the Hong Kong Association of Banks ("HKAB"), which supervises banking standards. Until recently, licensed banks did not have the power to set interest rates freely. Instead, interest rates were set by the HKBA for deposits of less than HK$500,000 and with a maturity of less than 15 months. The last interest rate rules were eliminated in July 2001. Since 1983, the Hong Kong dollar has been linked to the U.S. dollar at a rate of HK$7.80:$1.00. The free market exchange rate of the Hong Kong dollar against the U.S. dollar for the non-bank public is determined by supply and demand. The exchange rate had not deviated significantly from the fixed exchange rate until August 1998, when it reached HK$7.75:$1.00. The HKMA converted banks' clearing account funds at the 7.75 rate but announced plans to reduce this rate to 7.8, causing a sharp increase in interest rates. Normally Hong Kong interest rates closely follow U.S. rates because of the tie between the U.S. dollar and the Hong Kong dollar. This has effectively taken monetary policy control away from the Hong Kong government, leaving Hong Kong somewhat ill-equipped to deal with inflationary pressures, which has contributed to periodic surges of money into the stock and property markets. According to the Basic Law, for 50 years from July 1, 1997 the Hong Kong dollar is to remain linked to the U.S. dollar, the Hong Kong dollar is to be freely convertible into other currencies, and there are to be no exchange controls or government consents to raise debt or equity capital.

Securities Markets
------------------

          Foreign investment into Hong Kong is restricted only in a few regulated sectors that are under direct government control, including the postal system, harbor and airport facilities, public utilities and broadcasting. No government approvals are required for foreigners to invest in other sectors. Funds invested in Hong Kong as well as gains and dividends and interest may likewise be freely remitted abroad. Like its other financial markets, the Stock Exchange of Hong Kong (SEHK) is completely open to foreign investors with minimal regulations.

          Prior to 2002, the regulatory powers of Hong Kong's Securities and Futures Commission ("SFC") were limited to either a verbal reprimand or an outright ban on trading with little power in between and did not include the power to levy fines. In June of 1998, the SFC proposed an amendment to the Disclosure of Interests Ordinance which would make purchasers disclose their holdings when they reach 5% of the total issued shares, rather than the current 10% threshold. Similar proposals were subsequently incorporated into a major legislative initiative announced in March 1999 by the SFC to replace and reform the existing regulatory framework governing Hong Kong's securities and futures markets, which had been a patchwork of ten ordinances written over the past 25 years. The primary purpose of the legislation, known as the "Securities and Futures Ordinance 2002," which was enacted on March 13, 2002, is to create a regulatory framework that promotes market confidence, secures appropriate investor protection, reduces market malpractice and financial crime, and facilitates innovation and competition. The major features of the Ordinance include a new streamlined single licensing regime, new proportionate disciplinary sanctions to combat market misconduct, new measures to protect the interests of investors, such as personal rights of action through the civil courts for loss caused by market misconduct or false or misleading public statements concerning securities, a new and comprehensive investor compensation scheme and a tighter regime for disclosure of interests in listed companies.

          In 1986, four Hong Kong stock exchanges ceased trading and merged into the SEHK. The SEHK expanded from 310 listed companies with a market capitalization of HK$805 billion in 1991 to 701 listed companies with a market capitalization of HK$4.7 trillion as of December 31, 1999. At the end of 2005, the SEHK was the largest stock market in Asia, outside of Japan, with 1,135 listed companies and a market capitalization of HK$8.26 trillion (including both the Main Board and the Growth Enterprise Market ("GEM")), and ranked eighth worldwide in terms of market capitalization and fourth in terms of equity funds raised. The Hang Seng Index, which tracks 33 blue chip companies listed on the SEHK, rose from 4,297 in 1991 to 15,196 as of June 27, 1997, the last day the SEHK was open prior to the transfer of sovereignty to China. After hitting a low of 6,660 on August 13, 1998, the Hang Seng Index, whose constituent stocks account for 70% of the total market capitalization of the SEHK, rebounded to 10,049 on December 31, 1998 after the government intervened by spending HK$118.1 billion on stock to support prices. The Hang Seng Index closed at 9,321.3 at the end of 2002, 12,575.94 at the end of 2003, 14,230.14 at the end of 2004 and
14,876.43 at the end of 2005. Because the government became a significant owner of many of the companies it regulates, it set up an independent entity, Exchange Fund Investment Ltd., to manage its shares. In October 1999 the portfolio was valued at about $27 billion. On October 25, 1999 the government began selling off its portfolio to the public via the Tracker Fund of Hong Kong, a fund that tracks the Hang Seng Index. The offering, valued at approximately US$4.3 billion, was at that time the largest Asian initial public offering, excluding Japan, and contributed to the stock market's robust performance in 1999. As of December 31, 2005, the Tracker Fund had assets of approximately HK$27 billion.



          The growth of the Hong Kong securities market can be attributed to the absence of restrictions on foreign shares and the influx of mainland China issuers. Listings of China-incorporated companies are known as "H" shares. Chinese state enterprises incorporated in Hong Kong are also listed and these are known as "Red Chips." Both "H" shares and Red Chips were affected by the 1998 financial turmoil in Asia, but have recovered. The performance of the Hang Seng China Enterprises Index, comprising the "H" shares listed on the SEHK, rose 22% in the second half of 1996 to close the year at 980. As of June 27, 1997, this index stood at 1,015, but it fell to 398 by December 31, 1998. On December 31, 2005 this index closed at 5330.34. The Hang Seng China-Affiliated Corporations Index, an index which tracks the "Red-Chip" companies, including companies incorporated in Hong Kong at least 35% of whose assets are owned by Mainland China entities, rose 7.28% on June 16, 1997, the first day securities on the index were measured, to close at 2,867. This index fell from 3,469 on June 27, 1997 to 914 on December 31, 1998. On December 31, 2005 this index closed at 1934.89.


          In November 1999, the SEHK launched the GEM, a new market to provide capital to emerging companies to facilitate their development and/or expansion. Due to the increased investment risks of the GEM, it is open only to sophisticated investors. By the end of 2005, there were 201 companies listed on the GEM with a total market capitalization of HK$66.6 billion.


          While Hong Kong has not needed to issue debt to raise funds, as until recently it has not run a budget deficit, the HKMA issues Exchange Fund bills and notes in an effort to stimulate growth in the local debt market. By the end of 2005, the HKMA had HK$118.0 billion of outstanding Exchange Fund bills and notes, up from HK$7.5 billion at the end of 1990. An Exchange Fund debt investment is one which evidences the deposit of money in Hong Kong dollars with the HKMA and is a direct obligation of the Hong Kong government. Beginning in 1996, the HKMA began issuing Exchange Fund debt with a maturity of seven years, up from the previous maximum of five years and in October 1996 began issuing ten year notes.

          The Hong Kong Futures Exchange ("HKFE") operates both futures and options markets on the Hang Seng Index, interest rate and foreign exchange products, as well as a limited number of commodities and a stock futures market. On July 30, 1999 the SEHK and the HKFE announced the successful conclusion of merger negotiations; the merger became effective on March 6, 2000 and resulted in the SEHK, the HKFE and the Hong Kong Securities Clearing Company Limited becoming wholly-owned subsidiaries of HKEx, a newly formed holding company. The SEHK also has a successful stock options market.

          Since 1994 the HKMA has implemented a number of reforms to Hong Kong's payment and settlement systems. The most recent development occurred in March 2000 when the new U.S. Dollar clearing system was launched. The U.S. Dollar clearing system, which became fully operational at the end of 2000, enables a wide range of financial transactions in U.S. Dollars to be settled in Hong Kong. Given the extensive holding of U.S. Dollars in Hong Kong and the considerable trade in U.S. Dollar-denominated assets, there is sufficient existing demand for a U.S. Dollar clearing system. Furthermore, the new clearing system is expected to provide an even greater range of opportunities to further develop Hong Kong's markets and bolster Hong Kong's position as an international financial center.

                                     TAIWAN

          Taiwan, officially called the Republic of China ("ROC"), is an island located off the southeastern coast of China with a land mass of approximately 14,000 square miles and a population estimated at 22.8 million at the end of 2004, of which 98% are ethnic Chinese. Politically, Taiwan is subdivided into 16 counties and seven municipalities. Half of the island is covered by forests and the terrain is mountainous, especially inland.

History and Politics
--------------------

          Formerly a province of China, Taiwan became independent from mainland China in 1949, after the Chinese Civil War when the Nationalist leader Chiang-Kai-Shek and the remnants of his Nationalist forces fled to Taiwan and set up a provisional government which was declared by the provisional government to be the official government of mainland China. The initial focus of the Nationalist or Kuomintang Party ("KMT") was to assume control of mainland China rather than concentrating on Taiwan. This stance became untenable by 1979, when the United States, and successively other countries, changed its diplomatic recognition from Taiwan to mainland China, or the People's Republic of China ("PROC"). The KMT imposed martial law from 1949 until 1987, when political scandals, among other factors, weakened the KMT government to the point where elections and the formation of opposition parties were allowed. The trend toward democracy has continued since 1987. Opposition parties have been allowed to participate in the political process and currently there are approximately 80 political parties, four of which are considered to be major. In the legislative elections of 1995, the once-dominant KMT party failed to attain a majority of the vote although it still held a majority in the legislature, which it retained in the December 1998 election. On March 23, 1996 Taiwan elected its President by direct popular vote for the first time.

          China's official position regarding Taiwan is that Taiwan is not an independent country but remains a province of China, while Taiwan's official position remains the same as in 1949, that its government is the rightful government of mainland China. Most countries, including the United States, recognize the government of China as the only official government representing China while only 31 nations recognize the government of Taiwan as the official government of China. In the late 1990s, China offered to resume political talks with Taiwan and proposed a formula for reunification called One China. According to Beijing, One China would be neither the PROC or the ROC but a new China built together. An increasing number of Taiwanese people support political talks with China, with 70.5% of the Taiwanese investors in China supporting such talks according to a New Party survey. A trip by China's chief Cross-Strait negotiator to Taiwan toward the end of 1999 had been planned, following a 1998 trip to China by Taiwan's chief negotiator. However, the trip did not go forward given the confusion that resulted from the July 1999 remarks of Mr. Lee, then Taiwan's president, that Cross-Strait talks henceforth would be on a "state-to-state" basis, meaning that Taiwan was abandoning the One China approach in favor of asserting the Taiwan government's sovereign status. While Mr. Lee's remarks resulted in a hardening of relations, and threatened military action, subsequent events have served to mitigate China's ire toward Taiwan. These include the endorsement by the U.S. of the One China formula and the displeasure the U.S. voiced with respect to Mr. Lee's remarks. Furthermore, Taiwan's current president, Chen Shui-bian, who was first elected in March 2000 and re-elected in 2004, has introduced a new variation of the One China formula - "One China with differing interpretations." The future of Taiwan's political relations with China is unclear. For the foreseeable future, they are likely to remain tense. In the meantime, however, Mr. Chen's administration continues to relax restrictions on local companies doing business in China and to otherwise seek closer economic ties with China. How much Mr. Chen can accomplish remains to be seen, however. Although Mr. Chen was re-elected by 50.1 percent of the popular vote in 2004 (compared to 39 percent in 2000), marking the first time the Democratic Progressive Party ("DPP") has won an outright majority, he faces considerable opposition. A referendum in January 2004 asking whether Taiwan should adopt a "peace framework" for addressing differences with China failed to obtain support from over 50 percent of the registered voters.

Government
----------

          Taiwan continues in the process of moving from a mostly one party system to a representative democracy. There are three significant political parties: the KMT, the DPP and the New Party (NP) which favors reunification. Taiwan's national level of government consists of the Presidency, the National Assembly, and five Yuans. The President and the Vice President are now directly elected by the people and the offices are currently held by Chen Shui-bian and Annette Lu. The legislative arms of the government are the National Assembly and the Legislative Yuan, both of which are under the control of the KMT. The importance of the National Assembly has decreased over the last several years. Its only function now is to amend the constitution and by 2006, its size will be reduced from 334 members to 150. In contrast, the 225-member Legislative Yuan has had its powers strengthened. In 1997 it gained the right to initiate the impeachment of the president and to hold a vote of no confidence in the government. The division of powers between the President and the Legislative Yuan is contentious. The National Assembly has amended the ROC Constitution four times in recent years which has contributed to Taiwan's progress toward democracy. First, the terms for the President and members of the National Assembly were shortened from six to four years, and the Legislative Yuan and the National Assembly switched to a system of proportional representation; a second amendment provided for direct popular elections of the President and Vice President; a third amendment transformed the Control Yuan from a parliamentary body to a semi-judicial body; and the most recent amendment streamlined the provincial government. In addition to the Presidency and National Assembly, there are five governing branches called Yuans: the Executive Yuan; the Legislative Yuan; the Judicial Yuan; the Examination Yuan and the Control Yuan. Of the five Yuans, only the 164-member Legislative Yuan, Taiwan's highest legislative body, is popularly elected. The next elections are scheduled to occur in December 2007 (Legislative Yuan) and March 2008 (Presidential).

Economy
-------

          Taiwan enjoyed substantial economic growth in the 1960s and 1970s when cheap labor and government tax breaks resulted in large increases in Taiwanese consumer goods exports. Similar to the experience of certain other emerging Asian economies in the 1980s and 1990s, however, prosperity brought higher labor costs and a loss of competitiveness in the low-end consumer goods market. As a result of these increased costs, Taiwan's manufacturing base has moved towards the production of high-end consumer goods, particularly into the chemical and computer sectors. Taiwan's GDP has risen at a steady rate over recent years. In 2001, 2002, 2003, 2004 and 2005, Taiwan's real GDP growth rates were -2.2%, 4.2%, 3.4%, 6.1% and 4.1%, respectively. Taiwan's consumer price index for 2001, 2002, 2003, 2004 and 2005 was 0.0%, -0.2%, -0.3%, 1.6% and 2.3%, respectively.


          In 2005, manufacturing continued as Taiwan's most important sector, accounting for 24.6% of its GDP, with an emphasis on electronics and computers. The financial, insurance and real estate sectors represented 19.2% of Taiwan's GDP. Taiwan's exports are predominantly manufactured goods. Industrial goods accounted for almost 99% of exports in 2005. "Heavy" industrial goods made up 75.3% of total exports and other industrial goods accounted for 23.2%.


          Foreign trade has been the engine of Taiwan's rapid growth during the past 40 years. The total value of trade increased five-fold in the 1960s, nearly ten-fold in the 1970s, and doubled again in the 1980s. The 1990s saw a more modest, less than two-fold, growth. The composition of Taiwan's exports has changed from agricultural commodities to industrial goods. The electronics sector is Taiwan's most important industrial export sector. Taiwan is the world's largest supplier of computer monitors and is a leading personal computer manufacturer. Imports are dominated by raw materials and capital goods, which account for more than 90% of the total. In 2003, China supplanted the United States as Taiwan's largest trading partner, taking 24% of Taiwan's exports and supplying 9% of its imports, compared to 18% and 13%, respectively, for the United States. In 2004, China accounted for 19.5% of Taiwan's exports and 9.9% of its imports, compared to 17.1% and 12.9%, respectively, for the United States. In 2005, China accounted for 21.6% of Taiwan's exports and 11.0% of its imports, compared to 15.1% and 11.6%, respectively, for the United States. Most of Taiwan's exports to China are transshipped through Hong Kong, per an agreement allowing Taiwan continued access to China's markets. Taiwan's foreign exchange reserves have remained relatively steady and totaled US$253.3 billion on December 31, 2005.


          Generous tax breaks for businesses, nearly universal health coverage and heavy government investment in infrastructure have resulted in a large government budget deficits in recent years, averaging 4% of GDP between 1990-1998. In 1999, the deficit rose to 5.9% of GDP. While it decreased to 4.5% of GDP in 2000, it hit a high of 6.7% in 2001 due to efforts to stimulate the economy through additional public spending and deteriorating revenues, due in part to the President's promise not to raise taxes. In 2005, the budget deficit was estimated to have been 2.5% of GDP.

Economic Relations with China
-----------------------------

          Taiwan and China, while separated geographically and politically, are coming closer together economically despite Taiwanese government warnings in the 1990s that Taiwan was becoming over dependent on China, while at the same time losing its manufacturing base to the mainland. Inexpensive labor is the main draw for Taiwanese companies shifting their manufacturing to China. Taiwan is the second largest source of foreign investment in China. According to the Ministry of Economic Affairs, government-approved investment in mainland China totaled US$37.7 billion between 1994 and 2004, compared with direct investment in all other countries of US$34.8 billion over the same period. This is a misleading figure, as most of Taiwanese investment in China avoids the approval process. Private estimates put the figure at US$100 billion. The Taiwanese government attempts to restrict investments in China by capping the value of a single investment in China at $US50 million. Taiwan has also banned investments in the property sector as well as certain infrastructure projects and petrochemical related industries. Restrictions on investment in China, which were based on the concern that China would use Taiwan's investment on the mainland as a lever to force political unification, have had minimal effect because the reasons for investment in China (proximity, lower costs, cultural affinity) are overwhelming. Recognizing this reality, President Chen has indicated a willingness to allow closer cross-strait economic ties. Nonetheless, it is not likely that relaxation of the current restrictions will occur rapidly.

          As the Taiwanese government has continued to encourage Taiwanese investors to invest in countries other than China, Taiwan has become the largest source of direct investment in Vietnam, and one of the largest sources in Indonesia and Malaysia. But the government's policy has only been successful in terms of diversifying the countries in which Taiwanese firms invest. Investment in China continues to grow. The largest investors in Taiwan are Japan and the United States.

Banking and Finance
-------------------

          Unlike Hong Kong, the Taiwanese financial markets, including both the banking and securities markets, have historically been highly regulated by the Taiwanese government. Monetary policy in Taiwan is controlled by the Central Bank of China ("CBC"). Beginning in 1989, Taiwanese financial markets began to be liberalized. Initially, interest rate restrictions were lifted followed by removal of certain restrictions on bank branches, which has allowed foreign banks to open more than one branch in Taiwan. Although Taiwan's restrictions on international capital flows are gradually being lifted, significant restrictions still limit foreign capital investments.

          Taiwan's currency is the New Taiwan dollar ("NT$"). The currency was allowed to float on October 17, 1997. Taiwan's currency depreciated by 17% in 1997 against the U.S. dollar and continued to drop during 1998, but this drop was minor when compared to that of other Asian currencies. Since 1998, the currency has continued to trade above the NT$30:US$1 level. The exchange rate averaged NT$33.82:US$1 during 2001, NT$34.75:US$1 during 2002, NT$33.98:US$1 during 2003, NT$33.43:US$1 during 2004 and NT$32.18:US$1 during 2005. Foreign investment increased dramatically during 1997, hitting a then record US$4.3 billion, up 73% from 1996. Although foreign investment diminished in 1998, it has rebounded, hitting a record US$7.6 billion in 2000. Nonetheless, Taiwan is a net investor abroad. Direct investment abroad between 1996 and 2002 totaled US$34.4 billion, whereas foreign direct investment in Taiwan during that period totaled US$17.8 billion. In 2003, 2004 and 2005, US$5.7 billion, US$7.1 billion and US$6 billion, respectively, was invested abroad. Many major investment projects have been launched recently, including the privatization of the telecommunications network, transportation vehicles and constructions, the opening of offshore shipping centers, and the construction of a high-speed rail link between Taiwan's two largest cities, Taipei and Kaosiung.


          In an effort to ensure adequate liquidity in the banking system, the CBC cut bank reserve ratio requirements by 25 basis points in August 1998. The requirements were cut again, by 20 to 50 basis points depending on the type of deposit, in September 1998, bringing the average reserve requirement down to 7.7%, and in the first quarter of 1999, reserve requirements were cut to an average 6.4%. These cuts have not caused any downward pressure on the New Taiwan dollar thus far. Additionally, the Ministry of Finance reduced the banking tax from 5% to 2% and eliminated several transaction taxes. The Ministry of Finance further required that all banks reduce their bad loan ratios by September 1999 or they would be forced to merge or shut down. In June 2001, a package of legislative proposals was approved by the Legislative Yuan that are intended to make the financial sector more efficient. Among other things, these measures permit the establishment of financial holding companies, ease the restrictions on the scope of insurance company activities, and establish a government-run resolution trust fund to close ailing financial institutions and remove deposit insurance restrictions with respect to these institutions. These measures have achieved some success, as the official non-performing loan ("NPL") ratio at the end of March 2005 was 3.2%, compared to 8.8% at the end of March 2002 (which was up from just 3% at the end of 1995), according to government data. Private estimates indicate a higher ratio. In July 2005, a new NPL definition was adopted (loans 90 days overdue, instead of 180 days), consistent with international standards, after which the NPL ratio was reported to be 2.8%.

Securities Markets
------------------

          The Taiwan Stock Exchange ("TSE"), Taiwan's primary securities exchange, is the sixth largest exchange in the world in terms of average trading volume and the fourteenth in terms of overall market capitalization. Unlike exchanges in the U.S., the TSE is used far more for speculation with excess liquidity than as a means to raise funds. Historically, the market has been extremely volatile. Beginning in 1989, the market rose from approximately 5,000, to just below 12,500 by February 1990 and thereafter fell to 2,500 by September 1990. Since this collapse, the market has been less erratic. The TSE Capitalization Weighted Stock Index TAIEX, the most widely quoted TSE index, posted an increase of 18% for all of 1997. The TSE opened the year at 6,820.35, the low for the year, reached a high of 10,116.84 in August of 1997, and closed for the year at 8,187.27. In 1998, the TAIEX posted a 21.6% loss from 1997, closing at 6,418.43 at the end of 1998. The loss is attributed to government efforts to boost the stock market. In 1999, the TAIEX rebounded, closing at 8,448, a gain of 31.63% from 1998. In 2000, the TAIEX closed at 4,739, a 43.91%
drop from 1999. In 2001, the TAIEX closed at 5,551.24, up 17.02% from 2000. In 2002, the TAIX closed at 4,452.5, down 20% from 2001. In 2003, the TAIEX closed at 5,890.69, up 30% from 2002. In 2004, the TAIEX closed at 6,139.69, up 4% from
2003. In 2005, the TAIEX closed at 6,548.34, up 7% from 2004. The TAIEX is based on most of the component stocks from the TSE's listed companies (687 as of August 31, 2006), and covers all stocks accept for preferred stocks, full-delivery stocks, and stocks that have been listed for less than one month. The ROC Over-the-Counter Securities Exchange (now named the TAISDAQ), which is set up similarly to the NASDAQ system in the U.S., has grown rapidly since its inception in 1994.

          Since 1983, Taiwan has been in the process of opening up its financial markets to foreign investors. Until early 2001, there were limits on total foreign investment in an exchange listed security. With the exception of certain industries (e.g., telecommunications, power generation, power distribution and mass media companies) there are no longer any limits. After a series of incremental liberalization measures, the Qualified Foreign Institutional Investor ("QFII") system, which established restrictions on foreign portfolio investment in order to prevent rapid flows of capital in and out of Taiwan, was finally abolished in October 2003. The abolishment of the QFII system is intended to attract more foreign investors into Taiwan's securities market and to extend its integration with international markets. Current regulations classify foreign investors into two groups, foreign institutional investors ("FINI") and foreign individual investors ("FIDI"). FINIs are exempted from investment caps and have no quota restrictions. FIDIs continue to be bound by a US$5 million cap. Both FINIs and FIDIs are required to register with the TSE for investment identification. Foreign investors are currently permitted to invest in the following securities: (i) TSE-listed stock, private placements of shares, certificates of entitlement to new shares from convertible bonds, and Taiwan depositary receipts; (ii) beneficiary certificates of securities investment trust funds; (iii) government bonds, financial debentures, corporate bonds, convertible bonds and corporate bonds with warrants; (iv) public placements or private placements of beneficiary certificates issued by trustee companies; (v) warrants; and (vi) other securities approved by regulatory authorities.

          The Taiwanese bond market has been expanding rapidly in recent years. At the end of August 2006, the outstanding amount of Taiwan's bond market was in excess of US$150 billion, US$100 billion of which represented government bonds. The government's first 20-year bond was issued during the 1998-99 fiscal year. On May 28, 1997, the Taiwan Rating Corporation, which is half owned by S&P, began to rate debt issued by Taiwanese corporations. Since then, foreign investors have become increasingly active in the local bond market as rating information has become available for Taiwanese firms issuing corporate debt. This local rating agency does not rate government-issued debt. S&P and Moody's rate Taiwanese sovereign government foreign currency, long-term debt at AA-/Negative/A-1+ and Aa3/Stable, respectively.

          Margin trading in common stocks and beneficiary certificates of companies that do not have a concentrated ownership or overly volatile activity and have been listed for more than six months is permitted for individuals who meet certain qualifications. Maintenance ratios are regulated by the CBC and the Competent Authority and margin account customers must buy and sell securities based on the margin requirements. Both securities bought on margin and the value received for short sales are held as collateral which is marked to market everyday. All accounts must remain above the maintenance ratio and margin calls are issued for accounts which dip below the ratio.

          Taiwan's futures exchange, the Taiwan Futures Exchange (TAIFEX), originally named the Taiwan International Mercantile Exchange (TAIMEX), was established on September 9, 1997, and has demonstrated impressive growth in terms of trading volume, institutional investor participation and overall market scale. TAIFEX, which trades financial derivatives and probably will not trade commodities futures for several years, is open to foreign investors on a restricted basis.

          On July 1, 2004, the Financial Supervisory Commission ("FSC") was established as the umbrella regulator of the banking, securities and insurance industries. The FSC replaces a system of sectoral regulation and is designed to implement the government's determination to exercise more efficient financial supervision and push for a broad range of financial reforms in order to promote Taiwan as a regional financial services center. The FSC is in the process of drafting a Financial Services Act modeled on similar legislation existing in the United Kingdom and elsewhere. The FSC also seeks to raise the international profile of Taiwan's financial markets. It recently established a representative office in New York City, its first overseas location.

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                                   APPENDIX B:

                          CERTAIN INVESTMENT PRACTICES

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          The information in this Appendix concerning investment practices in which the Fund is authorized to engage may not be currently permitted under applicable laws or regulations or to engage in various of these practices and they may otherwise be unavailable in certain countries. The Fund intends to engage in these practices to the extent such practices become available and permissible in the future.

Options
-------

          The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

          The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

          A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

          In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period, by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

          If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

          An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

Futures Contracts
-----------------

          The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

          At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures
-------------------

          The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

          Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts
----------------------------

          The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

          The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies
-----------------------------

          The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

          The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies
'---------------------------------------------------

          Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

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                                   APPENDIX C:

                             DEBT SECURITIES RATINGS

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          The ratings of securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          Securities rated Aaa by Moody's and AAA by S&P and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

          Securities rated Baa by Moody's and BBB by S&P and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Securities rated Caa by Moody's and CCC by S&P and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default.

Dominion Bond Rating Service Limited
------------------------------------

Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA

Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA

Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A

Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB

Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB

Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B

Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C

Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D

A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

--------------------------------------------------------------------------------

                                   APPENDIX D:

             STATEMENT OF POLICIES AND PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------


1.   Introduction


     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.


2.   Proxy Policies


     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


     2.1. Corporate Governance


          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


     2.2. Elections of Directors


          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


     2.3. Appointment of Auditors


          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.


     2.4. Changes in Legal and Capital Structure


          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.


     2.5. Corporate Restructurings, Mergers and Acquisitions


          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


     2.6. Proposals Affecting Shareholder Rights


          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


     2.7. Anti-Takeover Measures


          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


     2.8. Executive Compensation


          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


     2.9. Social and Corporate Responsibility


          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


3.   Proxy Voting Procedures


     3.1. Proxy Voting Committees


          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


     3.2. Conflicts of Interest


          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


     3.3. Proxies of Certain Non-US Issuers


          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.


          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.


     3.4. Loaned Securities


          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


     3.5. Proxy Voting Records


          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.

SK 00250 0157 699711 v3

                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits:

     (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 30, 1997.

          (2) Articles of Amendment to Articles of Incorporation dated March 19, 2003 and filed March 20, 2003 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 10 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on October 30, 2003.

     (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on August 30, 2006.

     (c)  Not applicable.

     (d) (1) Form of Amended and Restated Investment Advisory Agreement - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 11 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on November 1, 2004.


          (2)  Form of Amended and Restated Advisory Agreement - Filed herewith.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 6, 1998.

          (2) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Filed herewith.


          (3) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 9 of Registrant's Registration statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on October 30, 2002.


          (4) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of the Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on October 30, 2002.

     (f)  Not applicable.

     (g) Custodian Agreement between the Registrant and Brown Brothers Harriman & Company dated July 29, 1997 - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 6, 1998.

     (h) (1) Transfer Agent Agreement between the Registrant and AllianceBernstein Investor Services, Inc. -Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on April 6, 1998.

          (2) Form of Amendment to Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc. - Filed herewith.


          (3) Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 5 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on October 29, 1999.


     (i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.


     (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - see Exhibit (e)(1) hereto.

     (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 11 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on November 1, 2004.

     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit
               (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398) filed with the Securities and Exchange Commission on April 27, 2001.

     Other Exhibits:

          Powers of Attorney for: David H. Dievler and William H. Foulk, Jr. - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 13 of Registrant's Registration Statement on Form N-1A (File Nos. 333-26229 and 811-08201) filed with the Securities and Exchange Commission on August 30, 2006.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 25.  INDEMNIFICATION.

               It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) hereto, Article IX of Registrant's Amended and Restated By-Laws, filed as Exhibit (b) hereto, and Section 10 of the Distribution Services Agreement, filed as Exhibit (e)(1) hereto. The Advisers liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, filed as Exhibit (d) hereto.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a joint trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISER.

               The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

     (a) AllianceBernstein Investments, Inc., ("ABI") the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:

          AllianceBernstein Balanced Shares, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Bond Fund, Inc.
          AllianceBernstein Cap Fund, Inc.
          AllianceBernstein Emerging Market Debt Fund, Inc.
          AllianceBernstein Exchange Reserves
          AllianceBernstein Fixed-Income Fund, Inc.
          AllianceBernstein Focused Growth & Income Fund, Inc.
          AllianceBernstein Global Government Income Trust, Inc.
          AllianceBernstein Global Health Care Fund, Inc.
          AllianceBernstein Global Research Growth Fund, Inc.
          AllianceBernstein Global Strategic Income Trust, Inc.
          AllianceBernstein Global Technology Fund, Inc.
          AllianceBernstein Growth and Income Fund, Inc.
          AllianceBernstein High Yield Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
          AllianceBernstein International Growth Fund, Inc.
          AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
          AllianceBernstein Mid-Cap Growth Fund, Inc.
          AllianceBernstein Municipal Income Fund, Inc.
          AllianceBernstein Municipal Income Fund II
          AllianceBernstein Real Estate Investment Fund, Inc.
          AllianceBernstein Short Duration Portfolio(1)
          AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
          AllianceBernstein Utility Income Fund, Inc.
          AllianceBernstein Variable Products Series Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The AllianceBernstein Pooling Portfolios
          The AllianceBernstein Portfolios

----------
(1) This is a retail Portfolio of the Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

     (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

                              POSITIONS AND                    POSITIONS AND
                              OFFICES WITH                     OFFICES WITH
NAME                          UNDERWRITER                      REGISTRANT
----                          -----------                      ----------

Directors
---------

Marc O. Mayer                 Chairman of the Board            President and
                              and Director                     Chief Executive
                                                               Officer

Mark R. Manley                Director

Ranjani Nagaswami             Vice Chairman and Director

Officers
--------

Marc O. Mayer                 Chairman of the Board            President and
                                                               Chief Executive
                                                               Officer

Ranjani Nagaswami             Vice Chairman

Frederic L. Bloch             Executive Vice President and
                              President, U. S. Sales

Richard A. Davies             Executive Vice President and
                              Managing Director

Gerald M. Lieberman           Executive Vice President
                              and Chief Operating Officer

Kurt H. Schoknecht            Executive Vice President

Frank Speno                   Executive Vice President

Andrew L. Gangolf             Senior Vice President and        Assistant
                              Assistant General Counsel        Secretary

Emilie D. Wrapp               Senior Vice President,           Secretary
                              Assistant General Counsel and
                              Assistant Secretary

Daniel A. Notto               Senior Vice President,
                              Counsel and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Colin C. Aymond               Senior Vice President

Steven R. Barr                Senior Vice President and
                              Assistant Secretary

Adam J. Beaudry               Senior Vice President

Amy I. Belew                  Senior Vice President

Susan H. Burton               Senior Vice President

Peter G. Callahan             Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

David B. Edlin                Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Edward J. Farrell             Senior Vice President and
                              Controller

Eric W. Frasier               Senior Vice President

Donald N. Fritts              Senior Vice President

Kenneth L. Haman              Senior Vice President

Joseph P. Healy               Senior Vice President

Mary V. Kralis Hoppe          Senior Vice President

Scott Hutton                  Senior Vice President

Geoffrey L. Hyde              Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President and
                              Assistant Treasurer

Victor Kopelakis              Senior Vice President

Henry Michael Lesmeister      Senior Vice President

David W. Levi                 Senior Vice President

Eric L. Levinson              Senior Vice President

James F. Lyons                Senior Vice President and
                              Regional/Regent

Matthew P. Mintzer            Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

John J. O'Connor              Senior Vice President

Danielle Pagano               Senior Vice President

Catherine N. Peterson         Senior Vice President

Mark A. Pletts                Senior Vice President

James J. Posch                Senior Vice President and
                              Assistant Secretary

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Eileen B. Sebold              Senior Vice President

Gregory K. Shannahan          Senior Vice President

Richard J. Sidell             Senior Vice President

Andrew D. Strauss             Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Mark D. Gersten               Vice President and               Treasurer and
                              Treasurer                        Chief Financial
                                                               Officer
Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Jane E. Ackerman              Vice President

Albert J. Angelus             Vice President

Margaret M. Bagley            Vice President

Kenneth F. Barkoff            Vice President

Peter J. Barron               Vice President

Laura J. Beedy                Vice President

Joseph J. Bilello             Vice President

Gregory P. Best               Vice President

Robert G. Bjorge              Vice President

Michael J. Bodnar             Vice President

Richard A. Brink              Vice President

Shaun D. Bromley              Vice President

Brian Buehring                Vice President

Thomas E. Callahan            Vice President

Michele R. Cameron            Vice President

Kevin T. Cannon               Vice President

Christopher C. Cavanaugh      Vice President

Alice L. Chan                 Vice President

Candice (Foong-Kuen) Choy     Vice President

Flora Chuang                  Vice President

Kyle E. Clapp                 Vice President

Michael F. Connell            Vice President

Joseph D. Connell, Jr.        Vice President

Kenneth J. Connors            Vice President

Michael C. Conrath            Vice President

Dwight P. Cornell             Vice President

Robert A. Craft               Vice President

Michael R. Crimmins           Vice President

David E. Crowdus              Vice President

John D. Curry                 Vice President

Brett E. Dearing              Vice President

Raymond A. Decker             Vice President

Stephen J. Dedyo              Vice President

Aaron E. Deedon               Vice President

Darren K. DeSimone            Vice President

Janet B. DiBrita              Vice President

Ronald G. Dietrich            Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Paul D. Eck                   Vice President

Robert E. Emrich              Vice President

Bernard J. Eng                Vice President

Daniel Ennis                  Vice President

Michael J. Eustic             Vice President

Jonathan H. Feldman           Vice President

Antonio Fernandez Gutierrez   Vice President

Richard Fraelick              Vice President

Kevin T. Gang                 Vice President

Daniel P. Gangemi             Vice President

Sheldon Gao                   Vice President

Christine E. Gaze             Vice President

Mark A. Gessner               Vice President

Thomas R. Graffeo             Vice President

Matthew M. Green              Vice President

John G. Hansen                Vice President

Michael S. Hart               Vice President

Melanie M. Hoppe              Vice President

George R. Hrabovsky           Vice President

David A. Hunt                 Vice President

Dinah J. Huntoon              Vice President

Anthony D. Ialeggio           Vice President

Eric S. Indovina              Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Kumar Jagdeo II               Vice President

Kevin D. Kelly                Vice President

Christopher W. Kilroy         Vice President

Jung M. Kim                   Vice President

Joseph B. Kolman              Vice President

Ted R. Kosinski               Vice President

Jeffrey J. Lamb               Vice President

Gary M. Lang                  Vice President

Christopher J. Larkin         Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President and
                              Assistant Controller

Armando C. Llanes             Vice President

Christine A. Long             Vice President

Jason N. Longo                Vice President

Montana W. Low                Vice President

James P. Luisi                Vice President

Todd M. Mann                  Vice President

Silvia Manz                   Vice President

Osama Mari                    Vice President

Shannon M. Massey             Vice President

Shaun C. McDonald             Vice President

Kevin M. McGarry              Vice President

Daniel K. McGouran            Vice President

Craig S. McKenna              Vice President

Troy E. Mosconi               Vice President

Paul S. Moyer                 Vice President

Wendy Kam Mui Li              Vice President

John F. Multhauf              Vice President

Andrew C. Murphy              Vice President, Chief
                              Compliance Officer and
                              Assistant Secretary

Jamie A. Nieradka             Vice President

Suzanne E. Norman             Vice President

Timothy J. O'Connell          Vice President

Joseph D. Ochoa               Vice President

John J. Onofrio               Vice President and
                              Assistant Treasurer

David D. Paich                Vice President

Todd P. Patton                Vice President

Leo J. Peters IV              Vice President

Thomas C. Pfeifer             Vice President

John D. Prosperi              Vice President

Carol H. Rappa                Vice President

Juhi Rathee                   Vice President

Michelle T. Rawlick           Vice President

Heidi A. Richardson           Vice President

James A. Rie                  Vice President

Joseph P. Rodriguez           Vice President

Miguel A. Rozensztroch        Vice President

Cynthia A. Sachs              Vice President

Michael D. Sanders            Vice President

Thomas E. Sawyer              Vice President

Gordon R. Schonfeld           Vice President

Stuart L. Shaw                Vice President

Daniel S. Shikes              Vice President

Karen Sirett                  Vice President

Rayandra E. Slonina           Vice President

Elizabeth M. Smith            Vice President

Ben H. Stairs                 Vice President

Eileen Stauber                Vice President

Jason P. Stevens              Vice President

Brian D. Stokes               Vice President

Michael B. Thayer             Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

James R. Van Deventer         Vice President

Elsia M. Vasquez              Vice President

Thomas M. Vitale              Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Christian G. Wilson           Vice President

Joanna Wong                   Vice President

Alissa M. Worley              Vice President

Jennifer M. Yi                Vice President

Kimberly D. Alfano            Assistant Vice
                              President

Moshe Aronov                  Assistant Vice
                              President

Jire J. Baran                 Assistant Vice
                              President

Gian D. Bernardi              Assistant Vice
                              President

Susan J. Bieber               Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Daniel W. Carey               Assistant Vice
                              President

Maria Carreras                Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Robyn L. (Cohen) Barger       Assistant Vice
                              President

Kimberly A. Collins           Assistant Vice
                              President

John M. D'Agostino            Assistant Vice
                              President

Lauren B. Danziger            Assistant Vice
                              President

Raymond L. DeGrazia           Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Diana Eriksen                 Assistant Vice
                              President

Robert A. Fiorentino          Assistant Vice
                              President

Lydia A. Fisher               Assistant Vice
                              President

Jose R. Garcia                Assistant Vice
                              President

Stephanie Y. Giaramita        Assistant Vice
                              President

Brigitte Gonzalez             Assistant Vice
                              President

Michael F. Greco              Assistant Vice
                              President

Kelly P. Guter                Assistant Vice
                              President

Terry L. Harris               Assistant Vice
                              President

Junko Hisamatsu               Assistant Vice
                              President

Melanie M. Hoppe              Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

Grace Huaman                  Assistant Vice
                              President

Joseph D. Kearney             Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Junko Kimura                  Assistant Vice
                              President

Stephen J. Laffey             Assistant Vice                   Assistant
                              President and Counsel            Secretary


Gina L. Lemon                 Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Edward R. Lupo                Assistant Vice
                              President

Matthew J. Malvey             Assistant Vice
                              President

Danielle F. Marx              Assistant Vice
                              President

Christine M. McQuinlan        Assistant Vice
                              President

Assimina Morales              Assistant Vice
                              President

Christina A. Morse            Assistant Vice                   Assistant
                              President and Counsel            Secretary

Jennifer A. Mulhall           Assistant Vice
                              President

Jason S. Muntner              Assistant Vice
                              President

Sharon E. Murphy              Assistant Vice
                              President

Isabella Nunes                Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Brian W. Paulson              Assistant Vice
                              President

Ling Shan E. Phua             Assistant Vice
                              President

Neal B. Picker                Assistant Vice
                              President

Mark A. Quarno                Assistant Vice
                              President

Peter V. Romeo                Assistant Vice
                              President

Randi E. Rothstein            Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Daniel A. Rudnitsky           Assistant Vice
                              President

Shane M. Sanders              Assistant Vice
                              President

Jennifer E. Scherz            Assistant Vice
                              President

Melissa L. Shemanski          Assistant Vice
                              President

Michelle M. Siddons           Assistant Vice
                              President

Praveen Singh                 Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Kurt W. Stam                  Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Kai T. Tham                   Assistant Vice
                              President

Jay D. Tini                   Assistant Vice
                              President

William Tohme                 Assistant Vice
                              President

Ellen Tobin                   Assistant Vice
                              President

Kari-Anna Towle               Assistant Vice
                              President

Kayoko Umino                  Assistant Vice
                              President

Laurence Vandecasteele        Assistant Vice
                              President

Eric J. Wright                Assistant Vice
                              President

Thomas M. Zottner             Assistant Vice
                              President

Mark R. Manley                Secretary

Colin T. Burke                Assistant Secretary

Adam R. Spilka                Assistant Secretary

     (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          The accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 30.  UNDERTAKINGS.

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 31st day of October, 2006.

                                 ALLIANCEBERNSTEIN GREATER CHINA '97 FUND, INC.

                                 By: Marc O. Mayer*
                                     --------------
                                     Marc O. Mayer
                                     President


     Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


     Signature                   Title                      Date
     ---------                   -----                      ----

1)   Principal
     Executive Officer

     Marc O. Mayer*              President and              October 31, 2006
                                 Chief Executive
                                 Officer

2)   Principal Financial
     and Accounting Officer

     /s/ Joseph J. Mantineo      Treasurer and Chief        October 31, 2006
     ----------------------      Financial Officer
         Joseph J. Mantineo


     All of the Directors

     David H. Dievler*
     William H. Foulk, Jr.*

     *By: /s/ Andrew L. Gangolf                             October 31, 2006
          ---------------------
              Andrew L. Gangolf
             (Attorney-in-fact)

                                Index to Exhibits
                                -----------------

Exhibit No.    Description of Exhibits
-----------    -----------------------

(d)(2)         Form of Amended and Restated Advisory Agreement

(e)(2)         Form of Amendment to Distribution Services Agreement

(h)(2)         Form of Amendment to Transfer Agency Agreement

(i)            Opinion and Consent of Seward & Kissel LLP

(j)            Consent of Independent Registered Public Accounting Firm




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